                        INDEPENDENT ENGINEER'S REPORT

          ANALYSIS OF SALTON SEA GUARANTORS, PARTNERSHIP GUARANTORS
                            AND ROYALTY GUARANTORS

                                 PREPARED FOR

                        SALTON SEA FUNDING CORPORATION


                                  JUNE 1995




                                COPYRIGHT 1995
                   STONE & WEBSTER ENGINEERING CORPORATION
                               DENVER, COLORADO

                              TABLE OF CONTENTS

 SECTION     TITLE                                                           PAGE
- -----------  -----                                                        --------
1.0          Executive Summary and Conclusions .......................... B-1
1.1          Executive Summary .......................................... B-1
1.2          Scope of Work .............................................. B-4
1.3          Conclusions ................................................ B-4
2.0          Project Overview ........................................... B-5
2.1          General Description of Magma Projects and Processes  ....... B-5
2.2          Management and Organization ................................ B-6
2.3          Salton Sea Projects ........................................ B-6
2.4          Partnership Projects ....................................... B-7
2.5          Royalty Projects ........................................... B-8
3.0          Salton Sea Expansion ....................................... B-9
3.1          Capacity Expansion ......................................... B-9
3.2          pH Modification Process .................................... B-9
3.3          Engineering Services Agreement ............................. B-10
3.4          Schedule ................................................... B-11
3.5          Cost Estimate .............................................. B-11
4.0          Project Operations ......................................... B-12
4.1          Salton Sea Projects ........................................ B-13
4.2          Partnership Projects ....................................... B-14
5.0          Project Contracts .......................................... B-16
5.1          Power Purchase Agreements and Related Agreements  .......... B-16
5.2          Geothermal Sales Contracts ................................. B-21
5.3          Solids Disposal Agreements ................................. B-22
5.4          Operating and Maintenance and Administration Agreements  ... B-22
5.5          Support Services Agreement ................................. B-23
6.0          Funding Corporation Affiliates and Participants  ........... B-24
6.1          California Energy Company, Inc. (California Energy)  ....... B-24
6.2          Magma Power Company (Magma) ................................ B-24
6.3          Dow Engineering Company (Dow) .............................. B-24
6.4          Southern California Edison (SCE) ........................... B-24
7.0          Permitting and Environmental ............................... B-25
7.1          Operating Plants ........................................... B-25
7.2          Salton Sea Expansion ....................................... B-25
8.0          Assessment of Financial Projections ........................ B-25
8.1          Base Case Assumptions ...................................... B-25
8.2          Base Case Financial Projections ............................ B-26
8.3          Sensitivity Analysis ....................................... B-29

                                 ATTACHMENTS

 NO.     TITLE
- -------  -------
1        Assumptions and Documents Reviewed
2        Financial Projections

                                 SECTION 1.0

                      EXECUTIVE SUMMARY AND CONCLUSIONS

1.1 EXECUTIVE SUMMARY

   Presented herein are the review and analyses (the Report) by Stone & Webster Engineering Corporation (Stone & Webster) for the proposed issuance of securities by Salton Sea Funding Corporation (Funding Corporation). Magma Power Company (Magma), a wholly owned subsidiary of California Energy Company, Inc. (California Energy), has established Funding Corporation to issue notes and bonds to investors guaranteed by, and to make loans to, each of the Salton Sea Guarantors, the Partnership Guarantors, and the Royalty Guarantor (Guarantors) secured by assets relating to eight operating power plants and one plant under construction consisting of the following:

   o The Salton Sea Units I, II, III and IV (Salton Sea Projects), including steam production (pH Modification) and a planned capacity increase (collectively, the Salton Sea Expansion).

   o Partnership interests in the Vulcan, Del Ranch, Elmore, and Leathers Projects (the Partnership Projects), and

   o Royalty and other payments received through Magma, Vulcan Power Company, and California Energy Operating Company (CEOC) from the Vulcan, Del Ranch, Elmore, Leathers, and East Mesa Projects (the Royalty Projects). The Salton Sea Projects, Partnership Projects and the Royalty Projects are collectively referred to herein as the Projects.

   The Salton Sea Units I, II and III are owned by Salton Sea Power Generation L.P. (SSPG) and purchase geothermal brine and steam from Salton Sea Brine Processing L.P. (SSBP). SSPG and Fish Lake Power Company (FLPC) are owners of the Salton Sea Unit IV Project. SSPG, SSBP and FLPC are referred to collectively as the "Salton Sea Guarantors." Magma owns a 99 percent limited partnership interest in SSBP and the Salton Sea Power Company (SSPC) owns a one percent general partnership interest in each of SSBP and SSPG. SSBP owns a 99 percent limited partnership interest in SSPG.

   The Partnership Guarantors are Vulcan Power Company and CEOC. Vulcan Power Company is 99 percent owned by Magma and 1 percent owned by the Funding Corporation and owns a 50 percent partnership interest in Vulcan/BN Geothermal Power Company (the Vulcan Project). The remaining 50 percent is owned by BNG, a subsidiary of Mission Energy Company. CEOC, 99 percent owned by Magma and 1 percent owned by the Funding Corporation, owns a 40 percent general partnership in each of Leathers, L.P. (the Leathers Project), Del Ranch, L.P. (the Del Ranch Project) and Elmore, L.P. (the Elmore Project). Magma owns a 10 percent limited partnership interest in each of the Leathers, Del Ranch, and Elmore Projects. The remaining 50 percent ownership interest in the Leathers, Del Ranch and Elmore Projects is owned indirectly by Mission Energy Company.

   Salton Sea Royalty Company, the Royalty Guarantor, is 99 percent owned by Magma and 1 percent owned by the Funding Corporation. The Royalty Guarantor will receive royalties and other payments from each of the Royalty Projects, except Vulcan.

   Funding Corporation intends to issue $475 million of senior secured notes and bonds (Securities). The net proceeds of the Securities will be used to
(i) refinance a portion of the debt incurred by California Energy to acquire Magma, (ii) refinance certain project level debt at the Salton Sea Projects, and (iii) finance the Salton Sea Expansion.

   The Salton Sea Projects and the Partnership Projects are located in Imperial County, California in the Salton Sea area and sell power to Southern California Edison Company (SCE) in accordance with power purchase contracts and related agreements for transmission system interconnection (see Project Contracts). A map showing the location of the Salton Sea and Partnership Projects is provided in Figure 1-1 and an overview of the Projects is presented in Table 1-1. The steam modification plan (pH Modification), which is to be completed as part of the Salton Sea Expansion, should enable Magma to reduce operating and maintenance costs and increase unit availability at the Salton Sea Projects. Dow Engineering

Company (Dow) is the engineering, procurement, and construction management contractor for the Salton Sea Expansion. As of mid-June 1995, the Salton Sea Expansion was approximately 30 percent complete. Construction progress to date is on schedule and overall completion of the Salton Sea Expansion is currently expected in mid-year 1996. The Salton Sea Projects and Partnership Projects are operated by CEOC and have been in commercial operation for several years using brine purchased in accordance with certain geothermal sales contracts. The Salton Sea Projects were originally developed, owned, and operated by Union Oil Company of California (Unocal) and were commissioned in 1982, 1990, and 1989 respectively.

   The Salton Sea Expansion will include the construction of a new Salton Sea Unit IV which will enable Magma to sell an additional 39.6 MW of power to SCE under a 30 year power purchase agreement (Salton Sea Unit IV PPA).

   The commercial operation dates for the Partnership Projects range from 1986 to 1990. The Partnership Projects pay royalties to third parties that own interests in the geothermal resources for the Partnership Projects and to Magma. Magma also receives royalty revenues from the East Mesa Project. Royalty payments are based on each Project's revenues.

                                  TABLE 1-1

                           OVERVIEW OF THE PROJECTS

                          FACILITY       NET
                            NET       OWNERSHIP     YEARS OF
                          CAPACITY    INTEREST     COMMERCIAL     CONTRACT      CONTRACT       POWER
                          (IN MW)      (IN MW)     OPERATION     EXPIRATION       TYPE       PURCHASER
                        ----------  -----------  ------------  ------------  ------------  -----------
SALTON SEA PROJECTS
Salton Sea I ........    10          10               8         6/2017       Negotiated        SCE
Salton Sea II .......    20          20               5         4/2020            SO4          SCE
Salton Sea III ......    49.8        49.8             6         2/2019            SO4          SCE
Salton Sea IV .......    39.6        39.6             --       CO+30(1)      Negotiated        SCE
                        ----------  -----------
   Subtotal .........   119.4       119.4

PARTNERSHIP PROJECTS
Elmore ..............    38          19               6        12/2018            SO4          SCE
Del Ranch ...........    38          19               6        12/2018            SO4          SCE
Leathers ............    38          19               5        12/2019            SO4          SCE
Vulcan ..............    34          17               9         2/2016            SO4          SCE
                        ----------  -----------
   Subtotal .........   148          74


THIRD PARTY ROYALTY
 PROJECT
East Mesa ...........    37           0               6          CO+30            SO4          SCE
                        ----------  -----------
Total ...............   304.4       193.4
                        ==========  ===========

- ---------------
   (1) Expected commercial operation ("CO") mid-year 1996.

                                  FIGURE 1-1
                              PLANT LOCATION MAP

1.2 SCOPE OF WORK

   Stone & Webster, as Independent Engineer, has reviewed certain technical, environmental and economic aspects of the Projects as listed below:

   o  Status of environmental permitting and compliance

   o  Plant design

   o  Plant performance

   o  Operations and maintenance

   o  Financial projections

   o  Plant management

   o  Contracts

   o  Capital costs associated with Salton Sea Expansion program

   o  Salton Sea Expansion construction progress to date

   Stone & Webster conducted this analysis and prepared this report utilizing reasonable care and skill in applying methods of analysis consistent with normal industry practice. In the preparation of this report and the opinions expressed, Stone & Webster has made certain assumptions with respect to conditions which may exist or events which may occur in the future. Assumptions and documentation relied upon by Stone & Webster in the preparation of this report are provided in Attachment 1.

1.3 CONCLUSIONS

   Based on our review, we have reached the following conclusions:

Operations and Performance

   o The Projects use commercially proven technology and are operated in accordance with recognized utility industry practices.

   o The Projects can be expected to operate commercially beyond the final maturity of the Securities.

   o Principal project participants possess the necessary experience to successfully fulfill their project obligations.

   o Operating plant capacity factors used in the financial projections are reasonable based on actual performance for the operating years commencing in 1991.

   o The Salton Sea Projects and Partnership Projects should continue to operate in accordance with all relevant current permit conditions and environmental laws.

Financial Projections

   o Stone & Webster developed an economic/financial model which represents our judgment of the projected performance of the Guarantors. The assumptions underlying the economic/financial model are reasonable, and the projected operating results reasonably represent the future financial profile of the Guarantors.

   o Projected operating and maintenance costs and capital expenditures for major maintenance are reasonable and representative of the planned operations of the Salton Sea and Partnership Projects.

   o Base case financial projections indicate that revenues are adequate to pay operations and maintenance expenses and provide sufficient cash flow available for debt service with base case debt service coverage ratios of
1.51 minimum and 1.89 average.

   o The financial projections remain stable across a wide range of sensitivities and avoided cost assumptions.

Salton Sea Expansion

   o The Salton Sea Expansion technology is proven and reliable. The Salton Sea Expansion expected completion date of June 1996 is achievable and the scope of work is within demonstrated capabilities of the principal project participants.

   o The Salton Sea Expansion should meet expected performance criteria and should comply with all applicable environmental regulations.

   o The Salton Sea Expansion capital cost budget of $135 million is adequate. A substantial budgeted contingency combined with an unlimited cost overrun commitment from California Energy plus Dow's substantial prior experience with these plants mitigates the risk of cost overruns.

   o All necessary discretionary permit approvals have been obtained for the completion of the Salton Sea Expansion.

   o The pH Modification technology is proven and reliable. It has been installed and has operated successfully for five years at Salton Sea Unit II. As proven by the operating history at Salton Sea Unit II, the pH Modification program when installed should increase availability and decrease costs consistent with assumptions in the financial projections.

Project Contracts

   o Major project contracts for the Salton Sea Projects and Partnership Projects, including power purchase agreements, construction contracts, major subcontracts, and related contracts for transmission system interconnection appear reasonable from a technical perspective and are consistent with the financial projections.

   o Power purchase agreements and transmission contract terms extend well beyond the term of the Securities.

                                 SECTION 2.0

                               PROJECT OVERVIEW

2.1 GENERAL DESCRIPTION OF MAGMA PROJECTS AND PROCESSES

   The Salton Sea and Partnership Projects are located in the Salton Sea Known Geothermal Resource Area (SSKGRA) and are within a central radius of approximately five miles. A map showing plant locations is provided in Figure 1-1.

   Hot brine from a geothermal resource is flashed into high pressure, standard pressure, and low pressure steam which is expanded through steam turbine generators to produce electric power. The steam is condensed and then used for cooling tower make-up. Excess condensate is injected back into the geothermal reservoir. Noncondensible gases are removed from the condenser and dispersed to the atmosphere through the cooling tower plume. Brine from the steam flash process is further processed to remove solids or maintain them in solution and is injected back into the geothermal reservoir. The Salton Sea and Partnership Projects employ proven geothermal resource flash technology which has been commercially operated worldwide for over 30 years.

   Plant design and operation are affected by the geothermal resource which, in the SSKGRA, is relatively high in solids content at approximately 250,000 to 300,000 parts per million. With the exception of Salton Sea Unit II, the operating plants utilize the crystallizer reactor clarifier (CRC) process to control scaling and to precipitate solids. The majority of the solids are disposed of in a landfill and the remainder are recycled to the crystallizers to promote crystal growth ("seeding") to control scaling on vessel walls. Salton Sea Unit II utilizes the pH Modification resource production process to control scaling. Implementation of this process under the Salton Sea Expansion is expected to simplify resource handling in a similar fashion, thus improving availability and reducing costs. This process involves injection of a pH modification agent into the liquid brine resource to maintain solids in solution so that the brine may be injected directly into the reservoir without removal of the solids.

   Noncondensable gases from the Salton Sea and Partnership Projects are removed from the condensers for efficient power generation and turbine operation using a combination of steam jet ejectors and vacuum pumps. Systems for abatement of hydrogen sulfide present in the noncondensable gases are not currently required for the Salton Sea and Partnership Projects since ambient hydrogen sulfide concentrations are at acceptable levels. However, due to additional resource required by the Salton Sea Expansion, the Authority to Construct Permits require hydrogen sulfide abatement systems for Salton Sea Units I, II, III and IV which will be installed as part of the Salton Sea Expansion. The technology for such abatement systems is proven and reliable.

   The cooling systems for all operating projects consist of surface condensers and wet mechanical draft cooling towers. Balance-of-plant systems are provided to support each operating plant. The necessary fire protection systems are provided, including cooling tower wetdown systems which keep the tower wet during shutdown periods, and fire monitors which are provided at grade around the perimeter of each tower. Brine is injected into the reservoir with injection pumps after solids processing. Brine ponds are provided at each plant for temporary storage of brine during startup/shutdown periods and for emergency use. Standby diesel generators are available to support plant safety systems during shutdowns.

2.2 MANAGEMENT AND ORGANIZATION

   A Region Superintendent of the Salton Sea Projects and the Partnership Projects is responsible for operations, maintenance, and plant performance. Each Project is managed by a Plant Superintendent who is responsible for the onsite staff and overall operation of the plant. The plant staff consists of an Operations Supervisor, Maintenance Supervisor, lab technician and secretary. The Operations Supervisor is responsible for four operating crews which have a control operator, and three plant outside operators. A lab technician is onsite full time, but is assigned to the central lab. The Maintenance Supervisor is responsible for both the instrument and electrical technicians and the mechanics. The plants have onsite staff trained to conduct routine maintenance activities. When additional manpower is required, the central maintenance shop provides the necessary staff. These organizations and staffings are typical for plants of these types.

   All of the plants utilize the same organizational structure although some plants have larger on-site maintenance staffs than others. There is an ongoing effort to standardize plant staffing and operations. As part of this plan, maintenance and spare parts were centralized in April 1995 to reduce cost.

   Stone & Webster considers the overall operating and maintenance organization adequate to support operation of the Salton Sea and Partnership Projects. The regional concept appears to be effective and should provide operating and maintenance cost reductions. When the Computerized Maintenance Management System (CMMS) is fully implemented, later in 1995, work order control and inventory control will be further optimized resulting in reduced costs.

2.3 SALTON SEA PROJECTS

   Salton Sea Unit I has been in service since 1982. Power generation equipment consists of a 10 MW Fuji steam turbine operating with standard pressure (SP) steam produced by CRC technology. This process also produces high pressure (HP) and low pressure (LP) steam. The generation voltage of
13.8 kV is stepped up to 34.5 kV providing electrical power to SCE.

   Salton Sea Unit II was placed in service in 1990. A total of three steam turbines produce electrical power. A 4 MW Rotoflow turbine utilizes HP steam and exhausts to the SP steam header. In addition, an 11 MW Mitsubishi turbine operates on SP steam, and a 5 MW steam turbine utilizes LP steam. Salton Sea Unit II is the only plant currently operating with the pH Modification process. This process is described in more detail in Section 3.2. The Mitsubishi turbine-generator produces electrical power at 4160 volts which is stepped-up to 13.8 kV; the other generators produce power at 13.8 kV. One transformer steps-up power from these three generators to 92 kV for transmission by the Imperial Irrigation District (IID) to the Rancho Mirage substation for sale to SCE.

   Salton Sea Unit III is a 49.8 MW plant with a Mitsubishi turbine that operates on SP and LP steam produced from the crystallizer/clarifier process. The turbine is a 5-stage, dual flow, condensing turbine.

Three stages of steam jet air ejectors remove noncondensible gases from the steam. Operational flexibility is provided by steam jet air ejector trains used to respond to varying noncondensible gas content. Commercial operation was declared on February 14, 1989. Power is stepped up to 92 kV for transmission by the IID to the Rancho Mirage substation for sale to SCE.

   Salton Sea Units I, II, and III are managed by a Region Superintendent and each unit is operated by an operating and maintenance supervisor. The operations programs include safety, training, and operating procedures. Maintenance programs include a CMMS, training, and spare parts inventory control.

Safety

   CEOC, the Operator of the Vulcan, Del Ranch, Elmore, and Leathers Projects, has an established safety program based on a corporate safety manual. Several safety procedures were reviewed and found to be consistent with general industry practices. CEOC utilizes a "Safe Work Permit" that must be obtained by maintenance personnel prior to starting any work and a plant lockout/tagout procedure for isolating systems for maintenance and personnel protection.

Training

   The Salton Sea Projects have a very comprehensive training and operator certification program. There are four classifications of operators: 1, 2, 3, and control operator. Each classification has a Certification Manual. The manual, tests, and information are developed according to the organizational structure of the individual plant. The program includes tests conducted by a training department and plant walk-through test conducted by the Training Review Board. In Stone & Webster's opinion, the program is generally better than that found in most plants.

Operating Procedures

   Operating Procedures are in place for the Salton Sea Projects. They included step-by-step methods for startup, normal operation, and shutdown of the Projects. Stone & Webster's review determined that the operating procedures were satisfactory.

Maintenance Programs

   Maintenance at each plant is supervised by a Maintenance Supervisor. Whenever possible, most of the maintenance is performed in the centralized maintenance shop. The Salton Sea Projects are scheduled to start using the CMMS in July 1995, which will improve management of plant maintenance activities.

   Stone & Webster's review of the plants during a site walk-through found the plants to be well maintained. Plant personnel indicated that spare parts were generally available when required. Spare parts tracing should be further improved when the CMMS is in service.

   Salton Sea Units I and II are located adjacent to the Salton Sea; the shoreline has appropriate dikes and levies (installed and maintained jointly by the project operating company and the Partnership Irrigation District) to protect these units from increases in the Salton Sea water level. The dikes appear to be adequately maintained. Salton Sea Unit III is located approximately 0.5 miles from the Salton Sea.

2.4 PARTNERSHIP PROJECTS

   The Vulcan Project was commissioned in February 1986. An HP and LP turbine generate electrical power for transmission to SCE via IID lines. Noncondensible gases are directed to the cooling tower using two stages of steam jet air ejectors and one vacuum pump. Each of these components has at least one spare. A standby diesel generator is available to provide emergency power. Solids precipitated from the CRC process are monitored for metals concentrations and hauled by truck to a permitted landfill. Covered storage on a concrete slab is provided onsite.

   Electrical power is generated at 14.4 kV and is transmitted to SCE over 92 kV IID lines. The Del Ranch and the Vulcan Projects are connected via an electrical tie-line.

   The Vulcan Project operating and maintenance programs, safety program, training program, and operating procedures are similar to those programs and procedures in place at the Salton Sea Projects. Currently, Vulcan spare parts inventory is not completely covered by the CMMS. There is an ongoing effort to centralize all plant spare parts and control inventory with the CMMS. Consumable spares such as pipe fittings, nuts and bolts are currently stored onsite. There are plans to implement centralized spare parts storage which should result in significant cost savings.

   Outage planning for major overhauls is done by central maintenance with input from the sites. Major overhauls are scheduled every two years with mini-outages (three to five days) scheduled each spring in preparation for the summer peak runs. Specialized maintenance such as electrical protective relay calibration is done by local contractors. The plant operates reliably primarily as a result of this maintenance and overhaul scheduling practice.

   The Del Ranch Project achieved commercial operation in October 1988. The plant is very similar to the Vulcan Project. A dual pressure 9 stage Fuji turbine produces electrical power for transmission to SCE via IID. A heat recovery system is employed in the steam production cycle which utilizes steam from the initial flash of the resource as the heat source to a reboiler which, in turn, produces clean HP steam from condensate. This clean HP steam is combined with HP steam from the HP crystallizer and is directed to the turbine. LP steam is also produced from the LP crystallizer. Steam scrubbers are used for both the HP and the LP steam supplies to the turbine to ensure a clean, dry supply of steam. Noncondensible gases are removed from the condenser by one steam jet air ejector followed by a vacuum pump and are dispersed to the atmosphere by the cooling tower plume. Spare noncondensible gas removal equipment is available. Solids are handled in a similar manner to the Vulcan Project. One 480 volt and one 4160 volt diesel generator are available to provide emergency power and black start capabilities.

   Stone & Webster reviewed the safety program, training program, operating procedures, and maintenance programs and found them to be similar to those implemented at the Vulcan Project.

   Commercial operation was achieved at the Elmore Project in December 1988 and at the Leathers Project in January 1990. These two plants are identical in all major design respects to the Del Ranch Project, including the main turbine. Three spare turbine rotors and two spare sets of diaphragms are stored for the Del Ranch, Elmore, and Leathers Projects.

   The safety programs, training programs, and operating procedures at both plants are also similar to the Salton Sea Projects. Stone & Webster considers these programs satisfactory and supportive of prudent plant operations.

   The Elmore Project has its own maintenance staff. Central maintenance and the CMMS are used for spare parts. The Elmore Project is on a two-year turnaround schedule with most of the planning done on-site. Major turnarounds are scheduled for 12 days and include process valve maintenance, cleaning, and descaling of process pipe and vessels. This is the first of the Partnership Projects to use a computer based system for preventative and routine maintenance planning. Spare pipe spool pieces have been fabricated for those piping systems prone to frequent scale build-up. These spool pieces can be installed much faster than descaling the installed pipe. The program appears to be effective.

2.5 ROYALTY PROJECTS

   Magma receives royalties, fees and other payments ("Royalties") from the Leathers, Del Ranch and Elmore Projects based on a percentage of each project's annual revenue. Total Royalties from these Partnership Projects paid to Magma annually are projected to be $38,034,000 in 1995 increasing to $46,470,000 in 1998. Thereafter Royalties are projected to step-down as revenues from the three Partnership Projects experience avoided cost pricing. The Royalties from the Leathers, Del Ranch and Elmore Projects are included in the financial projections.

   Magma also receives Royalties based on a percentage of revenue from the East Mesa Project. Royalties from the East Mesa Project paid to Magma annually are projected to be $1,229,000 in 1995 increasing to $1,465,000 in 1998. Thereafter Royalties are projected to step-down as variable energy revenues from the East Mesa Project experience avoided cost pricing.

                                 SECTION 3.0

                             SALTON SEA EXPANSION

3.1 CAPACITY EXPANSION

   A new steam turbine generator will be installed near the Salton Sea Unit III site to provide additional capacity of 39.6 MW pursuant to the combined Salton Sea Unit IV PPA. The new steam turbine generator will be located near the Salton Sea Unit III site in order to optimize the capacity expansion design. The capacity expansion design is based on the use of HP, SP, and LP steam for electrical power production. In addition to the installation of new steam and brine process equipment, piping, wells, and power generation equipment; the capacity expansion involves modification of existing steam and brine processing equipment, piping, and control systems at Salton Sea Units I, II, and III and interconnection of various steam lines.

   Three new resource wells, three new brine injection wells, and associated piping will be installed to provide additional HP and SP steam and brine injection capability to support the installation of the new turbine generator. Modifications to existing steam and brine injection systems at Salton Sea Units I, II, and III will be made to provide two HP and SP steam processing and brine injection trains that will be designed to accommodate pH Modification of the brine prior to injection back into the geothermal resource. The pH Modification process is described in Section 3.2.

   The pH Modification process will be installed in conjunction with the capacity expansion and together will require the installation of the following major equipment and systems:

   o New steam plant including a 47.5 MW gross steam turbine generator, cooling tower, condenser, pumps, air ejector system, hydrogen sulfide abatement system, and associated piping and valves.

   o Electrical interconnection equipment including a new transformer, switchgear building, and electrical switchyard.

   o Three new resource wells, three new brine injection wells, pumps, and associated piping, and separator vessels.

   o Corrosion resistant piping, tanks, pumps, and injection system for brine pH Modification.

   o  Instrumentation and control systems.

   o  Equipment foundations and process piping.

   A preliminary process flow diagram for the capacity expansion was reviewed to ensure that contract capacity can be achieved given adequate geothermal resource. The process flow diagram results support the capacity levels used in the financial projections.

   Train 1 consists of a new resource well and associated piping, the three existing HP steam separator vessels and a new SP steam separator vessel. Train 2 will consist of two new resource wells and associated piping, new brine injection piping, a new HP steam separator vessel, and a new SP steam separator vessel.

   The proposed capacity expansion geothermal processes and power generation technology for the capacity expansion are well proven. The General Electric turbine generator, balance-of-plant equipment, and process equipment selected for the capacity expansion is of a type used successfully in geothermal and industrial applications and the overall design is satisfactory.

   The technology for the new noncondensable gas hydrogen sulfide removal system for Salton Sea Units I, II, III, and IV required by the capacity expansion permits will be selected as part of the Salton Sea Expansion. Several proven technologies are commercially available that can meet the hydrogen sulfide emission limit requirements specified in the Authority to Construct. A reasonable cost allowance for a hydrogen sulfide removal system has been included in the capacity expansion design.

3.2 PH MODIFICATION PROCESS

   The pH Modification process used at Salton Sea Unit II lowers the pH of the geothermal resource by injection of a pH modification agent into the liquid brine stream. As a result, solids remain in solution rather than precipitate out of solution as in the CRC process used at Salton Sea Units I and III and at the Partnership Projects. Therefore, scaling is minimized and solids in solution can be injected into the reservoir. The process is a proprietary process developed by Unocal and subsequently sold to Magma. The pH Modification process was part of Unocal's original design of Unit II and has been operating successfully since 1990. The pH Modification process is expected to be installed at Salton Sea Units I and III by mid-year 1996 as described in Section 3.1.

   The geothermal resource at the Salton Sea Projects and the Partnership Projects is unique in that it contains high solids as compared to other geothermal resources. Consequently, the concept of reducing brine pH to a level where solids remain in solution reduces operating costs at these plants since solids can be injected back into the resource with the brine, significantly reducing precipitated solids handling costs. The process has been developed specifically for application at the Salton Sea and Partnership Projects and has been successfully demonstrated and operated reliably at Salton Sea Unit II. Significant benefits in the form of operating and maintenance savings are realized as a result of pH Modification in the elimination of equipment associated with the processing of the resource and solid waste handling and disposal. Projected operating and maintenance costs for the pH Modification process are approximately half that of the CRC process. pH Modification also has the following impacts:

       a. The process must inject brine at a higher temperature to ensure that solids remain in solution; therefore, less heat energy is available for conversion to electricity thus decreasing overall plant thermal efficiency.

       b. Incorporation of a design that provides for adequate LP steam for existing plants.

       c. The process results in increased plant availability realized through elimination of CRC downtime.

       d. Piping and equipment materials associated with pH Modification must be corrosion resistant. Use of titanium piping in the new wells is planned. Liquid brine piping will be cement lined steel.

   Cost versus benefits analyses support installation of the pH Modification process for the Salton Sea Projects currently using the CRC process. Based on successful demonstration of the process at Salton Sea Unit II, the process is proven and reliable and can be implemented successfully at the Salton Sea Projects.

   The pH Modification process will be installed in conjunction with the capacity expansion. The existing CRC process will remain as a redundant standby system during startup and operation of the pH Modification process and capacity expansion equipment.

3.3 ENGINEERING SERVICES AGREEMENT

   An Engineering Services Agreement between Magma and Dow dated February 1994 provides project management, process engineering, design engineering, procurement, construction management, startup, and other engineering services by Dow for Magma's benefit. This contract is a general services agreement that is applied to various Projects and is the engineering services agreement being used for the Salton Sea Expansion. Under the agreement the parties define a specific scope of services for a given project which is performed by Dow on a time and materials reimbursable cost basis. The contract arrangement facilitates completion of the Salton Sea Expansion by mid-year 1996.

   The Salton Sea Expansion is being performed under the Engineering Services Agreement in two phases.

   o Phase I consists of the design and construction of Train 1 steam processing and pH Modification.

   o Phase II consists of design and construction of Salton Sea Unit IV and related support equipment and Train 2 pH Modification and steam processing.

   The Phase I scope of work is approximately 25 percent of the entire capacity expansion and pH Modification effort. The work scope for both phases has been adequately defined. Magma estimates that approximately ten construction tasks for Phase I and II will be required under the Engineering Services Agreement to complete the Salton Sea Expansion. Turnkey construction subcontracts for individual construction tasks are intended to be negotiated.

   The budgeted cost for a reimbursable arrangement if properly managed should be less than the costs of a fixed price contract arrangement. Based on the proposed Phase I and II scope of work, it is unlikely that there would be substantial completion delays (other than by force majeure events). Stone & Webster has reviewed the Funding Corporation budget for the capacity expansion and pH Modification project and considers it reasonable based upon the proposed scope of work and a completion date of mid-year 1996. Stone & Webster considers both Funding Corporation affiliates and Dow capable of executing the work under this type of contract arrangement on schedule and within budget. In addition, California Energy is providing a cost overrun commitment for amounts, if any, which would be required to be expended in excess of the budget.

3.4 SCHEDULE

   Phase I construction of the Salton Sea Expansion commenced in January 1995 and should be completed by August 1995. Phase II work commenced in early June 1995 and is approximately 10 percent complete. The early Phase II work consists of site preparation, underground work, and foundations for the expansion. The entire Salton Sea Expansion will be completed when Phase II is completed in mid-year 1996. Phase I is expected to be in operation no later than October 1995 depending on the next available Salton Sea Unit III outage. A Salton Sea Unit III outage of approximately three days is required to tie-in the new Phase I steam processing system. Salton Sea Unit III CRC technology can be taken out of service when Phase I becomes operable.

   The Industrial Company (TIC), a recognized geothermal power plant constructor, performed services as a construction subcontractor for Phase I. Additional fixed price construction subcontracts to complete Phase II are expected to be negotiated approximately July 1995. Dow will be responsible for the startup, testing, and commissioning of the Salton Sea Expansion. Salton Sea Expansion work is proceeding within budget, and engineering and procurement activities are on schedule. As of June 1995 the entire Salton Sea Expansion is approximately 30 percent complete.

   The Salton Sea Expansion will be installed without affecting Salton Sea Unit I, II, or III operations until the systems are ready for connection to the existing systems. The plant downtime for connecting Train 1 at Salton Sea Unit III will be minimized and is estimated to be 48 hours. The outage required for the remainder of the required connections has been well planned and should be accomplished in four weeks.

   A purchase order is in the process of being placed with General Electric for the capacity expansion steam turbine generator. Quotations have been received for all other major equipment and a number of other purchase orders have been placed. All equipment purchases are fixed priced. General Electric is expected to provide performance guarantees for the steam turbine generator performance. General Electric is expected to schedule shipment of the turbine generator on December 7, 1995, which provides adequate time to meet the June 1996 completion date. General Electric is subject to substantial weekly delay damages. All other balance-of-plant equipment is expected at the site prior to January 12, 1996.

   The scheduled June 1996 completion date for the pH Modification and capacity expansion program is achievable. In Stone & Webster's opinion, the Salton Sea Unit IV PPA sunset date of June 12, 1998 should not be jeopardized since it is unlikely in the worst case that there would be a delay in excess of 120 days (for reasons other than force majeure events).

   Three additional production wells and three additional injection wells will be required. One production well has been drilled and tested, and drilling activities for the remaining wells are continuing. Completion of the drilling activities should be completed well in advance of the scheduled startup of the Salton Sea Expansion.

3.5 COST ESTIMATE

   Stone & Webster reviewed the capital cost estimate for the Salton Sea Expansion. The total capital cost is estimated at $135 million as shown in Table 3-1. This includes approximately $78.8 million for the capacity expansion, (including the capacity expansion related pH Modification and hydrogen sulfide abatement costs), and $21 million for three new production wells and three new injection wells. A contingency of approximately seven percent of the total Project capital cost has been included, which is considered reasonable.

   The $78.8 million for the additional generation equates to approximately $1,830 per net kilowatt of new installed capacity which is comparable to the costs of other geothermal facilities requiring solids removal technology.

   Major material costs for the Salton Sea plant modifications include steam separator vessels, injection pump sets, and steam piping. The estimate for the steam plant modification cost appears reasonable.

   The $21 million cost estimate for installation of three new production wells and three new injection wells appears reasonable assuming well depths are similar to existing well depths and no unusual drilling problems are encountered.

   The $8.3 million estimate for new brine pipelines appears reasonable, assuming piping lengths required from the production wells to the plant and back to the injection wells do not increase because of changes in well drilling locations. The anticipated operating cost reductions, estimated at $4.0 million by Funding Corporation affiliates, resulting from Salton Sea pH Modifications are reasonable.

                                  TABLE 3-1
                             SALTON SEA EXPANSION
                                 CAPITAL COST

                                                 $ MILLIONS
                                               ------------
Project Administration .....................    10.0
Exploration and Wellfield Development  .....    21.0
Plant Development/Construction/Contingency     104.0
                                               ------------
   TOTAL ...................................   135.0

                                 SECTION 4.0
                              PROJECT OPERATIONS

   The Salton Sea and Partnership Projects use proven technology and have operated reliably since commercial operation. The most significant operating and maintenance activities for the Salton Sea and Partnership Projects are caused by geothermal resource corrosion and production of solids in the geothermal resource processing systems. These activities at the Salton Sea Projects should be significantly reduced by the implementation of the pH Modification program. The tables in the following sections summarize the operating history for each of the Salton Sea and Partnership Projects. Two capacity factor values are reported in the operating summaries for each plant. One expresses production relative to the Contract Capacity and the other expresses production relative to the plants' nominal capacity. The nominal capacity factors were used in the financial projections.

4.1 SALTON SEA PROJECTS

Salton Sea Unit I Performance Summary

   Salton Sea Unit I is nominally a 10 megawatt (MW) net output plant. Salton Sea Unit I entered commercial operation in 1982 and is not able to produce power at the 100 percent power purchase contract power output level because of steam limitations and an increase in house power load. The capacity factor for Salton Sea Unit I should increase after completion of capacity expansion and pH modification in mid 1996. The Salton Sea Unit I operating history is summarized below:

                                                                        CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET    AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED     TO SCE       TO SCE      (%)        (%)        (%)**
- -------  -----------  -----------  -----------  ----------  --------  ----------  ----------
1986     89,208       10.38        84,066       9.78        98.08     95.97       119.96
1987     67,824        9.34        63,744       8.78        82.89     82.26        90.96
1988     89,604       10.63        84,164       9.98        95.99     96.29       120.10
1989     69,354       10.50        65,171       9.87        75.38     75.17        93.00
1990     83,160        9.93        60,766       7.26        95.56     69.36        86.71
1991     82,962       10.86        61,667       8.07        87.20     70.78        87.61
1992     90,270       10.46        66,540       7.71        98.20     75.75        94.95
1993     78,515        9.96        55,707       7.07        89.98     64.13        79.48
1994     83,844        9.59        57,637       6.59        99.82     65.81        82.24
1995*    24,660       10.44        17,205       7.29        99.86     60.39        74.67

   Note:  *1995 data is for four months (January through April)

         **Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   The plant availability for Salton Sea Unit I for the last five years of operation has been in the 87 to 99 percent range.

Salton Sea Unit II Performance Summary

   Salton Sea Unit II is nominally a 20 MW net output plant. Salton Sea Unit II first went into commercial operation in 1990 and is meeting power purchase contract power output requirements. The Salton Sea Unit II operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     106,509      16.30        106,506      16.30       101,447      74.59      77.20      64.34
1991     146,090      18.40        143,910      18.13       138,729      90.63     106.06      87.98
1992     156,897      17.97        155,892      17.85       150,710      99.42     114.38      95.58
1993     152,673      18.63        152,130      18.56       147,314      93.57     112.46      93.43
1994     157,593      18.07        150,868      17.30       150,914      99.55     114.85      95.71
1995*     48,103      18.90         48,016      18.87        45,889      99.38     106.89      88.52

   Note:   *1995 data is for four months (January through April)

          **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract are shown. The difference between the power delivered to IID and the power delivered to SCE account for the transmission line losses in the IID distribution system.

         ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   The plant availability and power purchase contract capacity factors since commercial operations have averaged 91.6 percent and 105 percent, respectively.

Salton Sea Unit III Performance Summary

   Salton Sea Unit III is nominally a 49.8 MW net output plant. Salton Sea Unit III first went into commercial operation in February 1989 and is meeting power purchase contract output requirements. The Salton Sea Unit III operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     405,792      50.13        388,342      47.98       377,407      92.40      90.83      86.51
1991     463,372      53.03        444,392      50.86       430,614      99.74     103.49      98.71
1992     433,152      52.91        414,322      50.61       402,211      93.47      96.53      92.20
1993     470,304      54.04        448,694      51.56       435,247      99.34     104.60      99.77
1994     462,912      53.11        438,324      50.29       426,911      99.49     102.60      97.86
1995*    140,832      49.33        132,578      46.44       129,262      99.72      94.62      90.13

   Note:   *1995 data is for four months (January through April)

          **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract payments are shown. The difference between the power delivered to IID and the power delivered to SCE accounts for the transmission line losses in the IID distribution system.

         ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   The plant availability and contract capacity factors have averaged 97 percent and 99 percent respectively since 1990.

4.2 PARTNERSHIP PROJECTS

Vulcan Project Performance Summary

   The Vulcan Project is nominally a 34 MW net output plant. The Vulcan Project first went into commercial operation in February 1986 and is meeting the power purchase contract power output requirements. The Vulcan Project operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
  YEAR     GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     325,732       37.2        287,952       32.9       279,788      89.94       NA         93.94
1991     313,394       39.2        279,442       35.0       270,736      91.21     104.77       90.89
1992     335,842       40.2        300,684       36.0       292,066      95.13     112.71       97.8
1993     334,919       40.8        303,392       37.0       295,308      93.70     114.27       99.15
1994     342,371       42.5        310,656      38.56       304,325      97.55     118.08      102.2
1995*    119,930      42.39        109,660      38.76       107,342      98.23     126.34      109.62

   Note:   *1995 data is for four months (January through April)

          **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract payments are shown. The difference between the power delivered to IID and the power delivered to SCE accounts for the transmission line losses in the IID distribution system.

         ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   Plant availability and contract capacity factors have averaged 94 percent and 115 percent respectively since commercial operation.

Del Ranch Project Performance Summary

   The Del Ranch Project is nominally a 38 MW net output plant. The Del Ranch Project first went into commercial operation in January 1989 and is meeting the power purchase contract power output requirements. The Del Ranch Project operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     359,775       42.9        327,050       39.0       318,391      95.73     106.90       95.65
1991     349,574       41.5        316,572       37.6       307,051      96.22     103.09       92.24
1992     375,290       44.2        338,680       39.9       329,075      96.60     110.19       98.6
1993     380,439       46.0        343,704       41.5       334,589      94.44     112.34      100.51
1994     398,665       46.17       362,472       41.98      355,088      98.43      115.3      106.67
1995*    115,484       44.99       105,578       41.13      103,324      86.26      105.5       94.41

   Note:   *1995 data is for four months (January through April)

          **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract payments are shown. The difference between the power delivered to IID and the power delivered to SCE accounts for the transmission line losses in the IID distribution system.

         ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   Plant availability and contract capacity factors have averaged 95 percent and 109 percent respectively since commercial operation.

Elmore Project Performance Summary

   The Elmore Project is nominally a 38 MW net output plant. The Elmore Project first went into commercial operation in January 1989 and is meeting the power purchase contract power output requirements. The Elmore Project operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     359,882       43.6        331,744       40.2       323,228      94.31      108.5       97.10
1991     369,459       42.0        336,144       39.7       326,379      96.56      109.6       97.73
1992     352,363       40.1        319,990       36.4       311,255      90.86      104.2       93.32
1993     384,539       43.9        351,166       40.1       341,979      97.04      114.8      102.73
1994     385,503       43.8        350,526       39.9       344,338      94.75      114.6      103.44
1995*    166,028       45.93       150,580       41.65      147,371      99.83     119.64      107.04

   Note:   *1995 data is for five months (January through May)

          **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract payments are shown. The difference between the power delivered to IID and the power delivered to SCE accounts for the transmission line losses in the IID distribution system.

         ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   Plant availability and capacity factors have averaged 95 percent and 111 percent respectively since commercial operation.

Leathers Project Performance Summary

   The Leathers Project is nominally a 38 MW net output plant. The Leathers Project first went into commercial operation in January 1990 and is meeting the power purchase contract power output requirements. The Leathers Project operating history is summarized below:

                                                                                     CONTRACT    NOMINAL
             GROSS                    MW HRS      AVG. NET     MW HRS      AVAIL     CAPACITY    CAPACITY
            MW HRS       AVG. MW     DELIVERED       MW       DELIVERED    FACTOR     FACTOR      FACTOR
YEAR       GENERATED    GENERATED    TO IID**      TO IID     TO SCE**      (%)        (%)        (%)***
- -------  -----------  -----------  -----------  ----------  -----------  --------  ----------  ----------
1990     358,046      44.4         330,076      40.9        321,000      92.11      111.8       96.43
1991     352,707      42.7         324,629      39.3        315,710      94.20      108.8       94.84
1992     377,770      44.6         349,824      41.3        340,785      96.79      118.0      102.10
1993     371,821      44.8         342,129      41.2        333,794      99.53      117.1      100.27
1994     377,550      45.5         349,740      42.1        342,247      97.69      118.5      102.81
1995*    156,601      44.5         143,940      41.3        141,065      98.06      114.52     102.46

   Note:  *1995 data is for five months (January through May)

         **The megawatt hours delivered to the SCE substation which is the basis for power purchase contract payments are shown. The difference between the power delivered to IID and the power delivered to SCE accounts for the transmission line losses in the IID distribution system.

        ***Nominal capacity is calculated after parasitic load and may vary from time to time based on operating conditions.

   Plant availability and contract capacity factors have averaged 96 percent and 115 percent respectively since commercial operation.

                                 SECTION 5.0

                              PROJECT CONTRACTS

5.1 POWER PURCHASE AGREEMENTS AND RELATED AGREEMENTS

   Stone & Webster reviewed technical adequacy of the contracts and agreements discussed below. Stone & Webster is of the opinion that Funding Corporation affiliates are capable of satisfying their contractual obligations which set forth the requirements for operation of the Salton Sea and Partnership Projects. The pertinent technical obligations of the contracts are presented in this section.

5.1.1 OPERATING PLANTS

   Each of the operating Salton Sea and Partnership Projects is subject to terms and conditions as specified in its associated power purchase agreement. All of the contracts include a number of identical conditions related to operation, maintenance, metering, and other commercial terms which are reasonable and consistent with financial projections assumptions for the respective power plants. Each contract is unique in certain aspects, such as contract capacity, payments, or contract term. Tables 5-1A and 5-1B provide a summary of Magma's ownership interest and contractual terms for each power plant. These are accurately included in the financial projections.

   Based upon the capacity and energy payment rates summarized in Tables 5-1A and 5-1B, actual billing rates for some plants are calculated for On-Peak, Mid-Peak, Off-Peak, and Super Off-Peak for Summer and Winter seasons as defined by Time of Use Schedules published by the California Public Utilities Commission (CPUC). These billing rates provide for higher payments than shown on the financial projections during Summer Peak, Summer Mid-Peak and Winter Mid-Peak periods, which total 3465 hours per year and lower payments than shown during Winter Super Off-Peak which total 1434 hours per year. Payment rates during Summer and Winter Off-Peak periods, which include 3861 hours, equal or are close to the rates shown in Tables 5-1A and 5-1B. Average energy rates received in any year could vary below the financial projections assumptions if the capacity factor of the power plants were significantly reduced during the Summer Period between June 1 and October 1, when energy payments equal or exceed the average rates shown on Tables 5-1A and 5-1B.

   The financial projections include energy payments during Phase I as specified in Table 5-1A for energy generated up to the nameplate capacity. Payment for energy generated at capacity in excess of nameplate capacity is included based on compensation at avoided cost which is conservative since facilities owned by others with similar contracts reportedly are paid full contract energy rates rather than avoided cost energy rates by SCE. Magma and SCE are currently attempting to resolve this issue.

   Capacity payments specified in Tables 5-1A and 5-1B are included in the financial projections. Capacity factors for Salton Sea Unit III and the Partnership Projects have been well in excess of the contractual requirements. Salton Sea Units I and II are expected to meet 100 percent of their respective power purchase contract power requirements when pH Modification and capacity expansion projects are completed in mid-year 1996.

   Stone & Webster has reviewed Salton Sea Unit I performance summary statistics for 1994. The unit generated 4,180,000 kWh during the Summer Peak period, which corresponds to 80.1 percent of the contract capacity during those hours. Accordingly, Salton Sea Unit I met the performance requirements. The planned Salton Sea Expansion will increase brine processing capabilities thereby providing further assurance that contract capacity requirements can be met in the future.

   Salton Sea Unit II is capable of meeting its contract capacity requirement taking into account the 20 percent allowance for forced outages. The planned Salton Sea Expansion will increase brine processing capabilities thereby providing assurance that contract capacity requirements can be met in the future.

                                  TABLE 5-1A
                 SUMMARY OF TERMS -- POWER PURCHASE CONTRACT
                             SALTON SEA PROJECTS

                                            SALTON SEA            SALTON SEA            SALTON SEA
                                              UNIT 1                UNIT 2                UNIT 3
                                      --------------------  --------------------  --------------------
Facility Owner/Magma Interest (%)     Salton Sea Power      Salton Sea Power      Salton Sea Power
                                      Generation            Generation            Generation
                                      L.P./100%             L.P./100%             L.P./100%
Contract Capacity (kW)                   10,000             16,500 (On-Peak)      47,500
                                                            15,000 (Mid and
                                                            Off Peak)
As Available Capacity                 Not Applicable        0                     0
Expected Annual Production            Not Specified         105,000,000           312,075,000
 (kWh) (7)
Capacity Payment ($/kW-year)          121.71 (1)            187                   175
Capacity Bonus ($/kW-year)                    (2)                   (6)                   (6)
As Available Capacity Payment         Not Applicable        Not Applicable        Not Applicable
 ($/kW-yr)
Energy Payment ($/kWh)                0.04701 (3)           0.106 (Phase 1)       0.098 (Phase 1)
                                                            (4) (Phase 2)         (4) (Phase 2)
Dispatchability Price                 Not Applicable                (5)           Not Applicable
 Adjustment
Contract Term                         July 2017             April 2000            January 1999
                                                            (Phase 1)             (Phase 1)
                                                            April 2020            January 2019
                                                            (Phase 2)             (Phase 2)

   NOTES:

   1. Capacity payment as of 2nd Quarter 1992, subject to quarterly adjustments based on Bureau of Labor Statistics.

   2. Payment for capacity in excess of contract capacity is based on as available capacity price in Standard Offer No. 1 Capacity Payment Schedule. Pro forma does not include bonus payments.

   3. Energy payment as of 2nd Quarter 1992, subject to quarterly adjustments based on Bureau of Labor Statistics. Rate applies to all energy delivered at specified point of delivery.

   4. Energy payments in Phase 2 to be equal to 100% of Tariff Schedule No. TOU-8 published avoided cost of energy rates as periodically updated.

   5. Utility receives 5% of all kWh delivered in excess of 80% of Contract Capacity at no cost which is appropriately accounted for in pro forma.

   6. For capacity factors greater than 85%, monthly payment = [(1.2 x On
      Peak Capacity Factor) -1.02][Capacity Payment][Contract Capacity][ 1/12]. Pro formas appropriately indicate bonuses of 18% of capacity payment.

   7. Expected annual production is not a contract limit.

                                 TABLE 5 - 1B
                 SUMMARY OF TERMS -- POWER PURCHASE CONTRACT
                             PARTNERSHIP PROJECTS

                                      VULCAN            DEL RANCH           ELMORE            LEATHERS
                                -----------------  -----------------  -----------------  -----------------
Facility Owner/Magma Interest   Vulcan/BN          Del Ranch          Elmore L.P./50%    Leathers L.P./50%
 (%)                            Geothermal         L.P./50%
                                Power Company/50%
Contract Capacity (kW)          29,500             34,000             34,000             34,000
As Available Capacity           4,500              4,000              4,000              4,000
Expected Annual Production      206,736,000        238,272,000        238,272,000        238,272,000
 (kWh) (7)
Capacity Payment ($/kW-year)    158                198                198                187
Capacity Bonus ($/kW-year)       (6)                (6)                (6)                (6)
As Available Capacity Payment     8                  8                  8                  8
 ($/kW-yr)
Energy Payment ($/kWh)          0.109 - 0.126      0.109 - 0.146      0.109 - 0.146      0.109 - 0.156
                                (Phase 1) (4)      (Phase 1) (4)      (Phase 1) (4)      (Phase 1) (4)
                                (Phase 2)          (Phase 2)          (Phase 2)          (Phase 2)
Dispatchability Price           Not                Not                Not                Not
 Adjustment                     Applicable         Applicable         Applicable         Applicable
Contract Term                   February 1996      January 1999       January 1999       January 2000
                                (Phase 1)          (Phase 1)          (Phase 1)          (Phase 1)
                                February 2016      January 2019       January 2019       January 2020
                                (Phase 2)          (Phase 2)          (Phase 2)          (Phase 2)

   NOTES:

   1. Capacity payment as of 2nd Quarter 1992, subject to quarterly adjustments based on Bureau of Labor Statistics.

   2. Payment for capacity in excess of contract capacity is based on as available capacity price in Standard Offer No. 1 Capacity Payment Schedule. Pro forma does not include bonus payments.

   3. Energy payment as of 2nd Quarter 1992, subject to quarterly adjustments based on Bureau of Labor Statistics. Rate applies to all energy delivered at specified point of delivery.

   4. Energy payments in Phase 2 to be equal to 100% of Tariff Schedule No. TOU-8 published avoided cost of energy rates as periodically updated.

   5. Utility receives 5% of all kWh delivered in excess of 80% of Contract Capacity at no cost which is appropriately accounted for in pro forma.

   6. For capacity factors greater than 85%, monthly payment = [(1.2 x On
      Peak Capacity Factor) -1.02][Capacity Payment][Contract Capacity][1/12]. Pro formas appropriately indicate bonuses of 18% of capacity payment.

   7. Expected annual production is not a contract limit.

5.1.2 SALTON SEA CAPACITY EXPANSION

   Under the existing Salton Sea Unit I power purchase agreement, Magma was entitled to add 20,000 kW of generating capacity. Magma, through its subsidiary, Fish Lake Power Company, had also executed a power purchase agreement for the 16,000 kW Fish Lake project in Nevada. On November 29, 1994, Fish Lake Power Company and another Magma subsidiary, the Salton Sea Power Generation L.P., which were signatories to the Fish Lake power purchase agreement and Salton Sea Unit I power purchase agreements, respectively, executed a consolidated power purchase agreement with SCE (the Salton Sea IV
PPA). This contract consolidates the allowable capacity increase at Salton Sea Unit I of 20,000 kW and the Fish Lake project capacity of 16,000 kW into a single contract which provides for a contract capacity of 34,000 kW and an as available capacity of 2000 kW to be added at the Salton Sea Unit III site for a total of 36,000 kW. Contract capacity must be demonstrated annually.

   The Salton Sea IV PPA was approved by the CPUC on April 26, 1995. The contract term is 30 years commencing on the date of firm operation, provided firm operation occurs prior to the Sunset Date. The Sunset Date is June 12, 1998. Project completion is expected in mid 1996, well before the Sunset Date.

   The Salton Sea IV PPA provides for capacity payments for firm and as-available capacity. Payments for 20,000 kW corresponding to all of the capacity of the Salton Sea Unit I addition are $121.72/kW-year adjusted quarterly based on Bureau of Labor Statistics using the second quarter of 1992 as reference. The capacity payments continue until June 30, 2017. As of the first quarter 1995, these payments had been escalated to $127.80/kW-year based on these indices. Payments for 14,000 kW corresponding to most of the 16,000 kW capacity of the Fish Lake project are set at $158/kW-year with no adjustment. Payments for additional capacity (including the 2000 kW of as-available capacity) will be calculated based on SCE's published avoided cost of energy as periodically revised.

   The Salton Sea IV PPA provides for energy payments for all energy delivered to SCE up to 110 percent of the nameplate rating of 36,000 kW. Energy payments are calculated by blending rates associated with generation of 20,000 kW corresponding to the Salton Sea Unit I addition and 16,000 kW corresponding to the Fish Lake project. The energy payments associated with the Salton Sea Unit I addition continue until June 30, 2017, and are established using a base rate of 4.701 cents/kWh as of the second quarter of 1992 and escalated quarterly based on Bureau of Labor Statistics. As of the first quarter 1995, these payments had been escalated to 4.90cents/kWh based on these indices. The energy payments associated with the Fish Lake project continue for the contract term of 30 years and range from 8.8 in 1996 to 12.4 cents/kWh through 2005, and are based on SCE's published avoided cost thereafter with an incremental addition of from 1.0 to 3.5 cents/kWh between 2006 and 2010, and no additional increment thereafter. Energy in excess of 110 percent of nameplate rating prior to June 30, 2017 and in excess of 110 percent of 16/36 of nameplate rating thereafter through the term of the contract will be priced at SCE's published avoided cost.

5.1.3 TRANSMISSION INTERCONNECTION AGREEMENTS

   Transmission lines owned and operated by IID are used to interconnect each of the operating power plants except Salton Sea Unit I with SCE. Salton Sea Unit I delivers power directly to SCE which uses the IID transmission lines. The durations of the interconnection agreements differ from those of the power purchase agreements, although interconnection agreements are in place for the term of the proposed financing.

   The capacity increase associated with project development at Salton Sea Unit IV, described in Section 5.1.2 herein, will also be interconnected through a transmission line owned by IID. An agreement to acquire transmission entitlement has been executed with IID and an interconnection and transmission agreement is expected to be issued shortly. Transmission service charges are included in the financial projections.

   A portion of the construction cost of the transmission line was paid for each power plant except Salton Sea Unit I in accordance with the Funding and Construction Agreement of June 29, 1987 and separate agreements for each of the plants with IID. SCE is responsible for the Salton Sea Unit I transmission cost on the IID lines. Magma currently has transmission line entitlements for 288.6 MW on this line, which is in excess of existing combined capacity of 244 MW for the Salton Sea Units I, II, III, and IV, Vulcan, Del Ranch, Elmore, and Leathers operating power plants. The Funding and Construction Agreement provides for credits equal to contributions and other financing costs to be applied against Transmission Service Agreement charges. These credits are included in the financial projections. SCE is responsible for transmission of power from Salton Sea Unit I.

5.2 GEOTHERMAL SALES CONTRACTS--OPERATING PLANTS

5.2.1 SALTON SEA UNITS I, II, AND III

   Geothermal energy sales for Salton Sea Units I and II are subject to terms and conditions as specified in the Geothermal Sales Contract between certain Magma affiliates. Geothermal energy sales for Salton Sea Unit III are subject to similar terms and conditions as specified in the Geothermal Sales Contract between certain Magma affiliates.

   The geothermal royalties to be paid by Magma Land Company I as a percentage of Total Electricity Payments are summarized below.

                 YEAR            TOTAL
                ------------  ---------
                1994          3.9338%
                1995          4.0139%
                1996          4.0959%
                1997          4.2362%
                1998          4.2643%
                1999          4.4176%
                2000          4.5245%
                2001          4.6074%
                2002          4.6074%
                thereafter      N/A*

   * The percentage royalty payments will increase by approximately 1.75% per annum.

   The payments do not include additional non-material payments to be made by Magma Land Company I (e.g., surface rentals and rent for undeveloped parcels). All payments are included in the financial projections.

5.2.2 VULCAN PROJECT

   Geothermal energy sales for the Vulcan Project are subject to terms and conditions as specified in the Brine Sales Agreement dated August 30, 1985 between Vulcan Power Company and Vulcan/BN Geothermal Power Company. Vulcan Power Company provides resources as specified in the Brine Sales Agreement and receives in return 4.167 percent of the energy component of the price of electricity sold in accordance with the power purchase agreement and an Administrative Fee which is subject to negotiation at unspecified intervals. The financial projections include the 4.167 percent royalty and include an Administrative Fee.

   Pursuant to underlying resource documents Magma pays a royalty to resource owners equal to 4.167 percent of energy revenues. There are also other payments for use of surface rights and leases for the plants. These royalty payments are included in the financial projections.

5.2.3 DEL RANCH, ELMORE, AND LEATHERS PROJECTS

   Del Ranch, L.P., Elmore, L.P. and Leathers, L.P. have each entered into an Easement Grant Deed and Agreement with Magma. These agreements provide for sale of geothermal energy for use by the Del

Ranch, Elmore, and Leathers Projects. Magma receives as payment a Grantors Fuel Charge equal to 17.333 percent of all energy revenues received by the facilities pursuant to the power purchase agreements and a Geothermal Lessor's Fee equal to 4.167 percent of all energy revenues received by the facilities. Magma also receives a Resource Development Fee equal to 0.833 percent of all energy revenues for the Del Ranch and Elmore Projects, but not for the Leathers Project. The financial projections accurately include these payments based on projected energy sales.

   Pursuant to underlying resource documents Magma pays a royalty to resource owners equal to 4.167 percent of energy revenues. There are also other payments for use of surface rights and leases for the plants. These royalty payments are included in the financial projections.

5.3 SOLIDS DISPOSAL AGREEMENTS--OPERATING PLANTS

   Solid geothermal end products are disposed of in the Magma owned Desert Valley Company monofill in accordance with the Amended and Restated Waste Disposal Agreement of February 23, 1994. Contract term is 10 years. Tipping fees were set at $51.50 per ton subject to annual adjustment based on specified indices.

   Other solid geothermal scale, pipe, filter cake, and other materials which are characterized as hazardous waste are transported and disposed of by Laidlaw Environmental Services in accordance with an Environmental Services Agreement in effect through March 31, 1996. This contract will be extended to allow disposal until the pH Modification project is complete. Costs for disposal of bulk solids requiring no treatment range from $77 to $100 per ton depending on quantity. Disposal costs for wastes requiring solidification range from $145 to $185 per ton. Disposal cost for wastes requiring stabilization range from $175 to $215 per ton. An additional 10 percent county tax and transportation costs of $14 per ton are also assessed.

   In 1994, 21,613 tons of solids were disposed of with Laidlaw, of which 8,143 tons were attributable to non-routine facility cleanout operations. Approximately 14,000 tons/year of solids would normally be disposed of with Laidlaw at an average cost of $80/ton subject to escalation. The appropriate portion of these costs is allocated in the financial projections for Vulcan, Del Ranch, Elmore, and Leathers Projects. The financial projections do not include significant solids disposal costs for Salton Sea Units I, II, and III, since solids generation will be significantly reduced by implementation of the pH Modifications. Approximately 33,000 tons of filter cake were disposed of at Desert Valley in 1994 at rates as specified in the contract from all plants excluding Salton Sea Unit II, which incorporates pH Modification in its design to eliminate precipitation and disposal of brine solids. The financial projections for the Vulcan, Del Ranch, Elmore, and Leathers Projects include their portion of these costs for disposal based on the specified tipping fee. Costs for filter cake disposal for Salton Sea Units I and III are not included since the pH Modification program is assumed to be implemented.

5.4 OPERATING AND MAINTENANCE AND ADMINISTRATION AGREEMENTS

5.4.1 SALTON SEA UNITS I, II, AND III

   An Amended and Restated Operating and Maintenance Agreement was executed on February 23, 1994, between CEOC, Salton Sea Power Generation L.P., and Salton Sea Brine Processing L.P. The Operating and Maintenance Agreement provides for CEOC to perform or, when necessary, subcontract the performance of all necessary operations, maintenance, and repairs, with specific responsibilities comprehensively described. The Agreement also provides for performance of administrative services and maintenance of specified reserve accounts. The term of the agreement is 33 years. CEOC is reimbursed for actual incurred costs and expenses, which are included as part of operating expenses in the financial projections. The Agreement does not provide for any additional fees. All administration services and costs are covered by the Operating and Maintenance Agreement.

5.4.2 VULCAN PROJECT

   A Construction, Operating, and Accounting Agreement was executed on August 30, 1985, between Vulcan/BN Geothermal Power Company and Vulcan Power Company. Although more general than the

Salton Sea Operating and Maintenance Agreement described above, the Agreement adequately defines responsibilities and provides for Vulcan Power Company to perform or, when necessary, subcontract operations, maintenance, repair, and administrative services. The contract term is annual, terminable upon 30 days notice. Vulcan Power Company is reimbursed for actual incurred costs and expenses which are included as part of operating expenses in the financial projections. The agreement does not provide for any additional fees. All administration services and costs are covered by the Construction, Operating, and Accounting Agreement.

5.4.3 DEL RANCH, ELMORE, AND LEATHERS PROJECTS

   Del Ranch, L.P., Elmore L.P., and Leathers, L.P. entered into Operating and Maintenance Agreements with Red Hill Geothermal, Inc., a 100 percent Magma owned subsidiary subsequently renamed and referred to hereafter as California Energy Operating Company (CEOC). The Agreements provide for operation of the Del Ranch, Elmore, and Leathers Projects. The agreements, as amended, are all very similar to each other and provide for CEOC to perform or, when necessary, subcontract the performance of all necessary operations, maintenance, and repairs. Included in the scope of work are budget development, implementation of preventive maintenance, safety and loss prevention, and spare parts programs. Also included are performance of administrative functions including billing, revenue collection and disbursement, and maintenance of working capital and reserve accounts. The term of the contract is 32 years.

   CEOC is reimbursed for actual costs and expenses incurred. In addition, the contracts provide for payments to CEOC of a Guaranteed Capacity Payment and Special Priority Distribution pursuant to the applicable Limited Partnership Agreements. The financial projections include these base and incentive payments based on projected energy sales.

   A separate Administrative Services Agreement between the same parties has been entered into for each facility. The term of each contract is 32 years. Each agreement provides that CEOC will perform administrative and management activities not covered by the respective Operating and Maintenance Agreement for the facility. The contracts provide for payment of an Administration Fee equal to three percent of total electricity revenues, but in no event less than a floor amount of $800,000 per year per facility which is subject to escalation based on the Consumer Price Index based on its value in August 1988. These fees are included in the financial projections.

5.5 SUPPORT SERVICES AGREEMENT

   It is expected that California Energy and Magma will enter into an agreement under which California Energy will provide to Magma certain general and administrative (G&A) support services, including but not limited to the following:

   o  Procurement

   o  Construction administration

   o  Legal

   o  Accounting

   o  Financial

   o  Money management

   o  Risk management

   o  Personnel

   o  Administration and business planning

   The cost of the services provided under this agreement is to be determined by California Energy within certain parameters.

                                 SECTION 6.0
               FUNDING CORPORATION AFFILIATES AND PARTICIPANTS

6.1 CALIFORNIA ENERGY COMPANY, INC. (CALIFORNIA ENERGY)

   California Energy is a U.S. based independent power developer and operator located in Omaha, Nebraska. The company was founded in 1971 and has a strong history of geothermal power plant development and operation, owning 12 geothermal plants with a combined capacity in excess of 515 MW.

   Prior to the recent acquisition of Magma, California Energy owned more than $700 million in assets and has a net income in excess of $45 million per year. Peter Kiewit Sons', Inc., a U.S. based construction company with construction revenues exceeding $1.7 billion per year, owns approximately 34 percent of the California Energy shares. In 1993, it also purchased an engineering firm, The Ben Holt Company (BHCO), a company well known in the geothermal business.

   California Energy plans to continue geothermal development in Asia where it is currently developing over 500 MW of other geothermal plants at Upper Mahiao, Malitbog, and Mahanagdong which are located in the Philippines. We consider California Energy a capable geothermal project developer and operator.

6.2 MAGMA POWER CORPORATION (MAGMA)

   Magma, prior to its acquisition by California Energy, was a U.S. based independent power producer specializing in geothermal energy. Magma was in the business of generating electricity from seven operating geothermal power plants, and acquiring, exploring, and developing geothermal resources. Magma was a successor to a business founded in 1954 that pioneered geothermal development at the Geysers in Northern California, which is the largest geothermal development in the U.S.

6.3 DOW ENGINEERING COMPANY (DOW)

   Dow is performing engineering and procurement services for the Region I pH Modification and capacity expansion program. Dow is the commercial element of Dow Chemical's Engineering and Construction Services Division (E&CS) located in Houston, Texas. The E&CS employs approximately 600 people performing consulting services related to engineering, procurement, and construction management. The E&CS has performed engineering services on projects with a total value in excess of $25 billion over a period of 36 years.

   Dow's capabilities include project management and engineering, design engineering in all disciplines, cost and scheduling support functions, procurement, and construction management. Dow has considerable previous experience with Magma in the Salton Sea Basin, including the development, design, construction, and startup of the Partnership Projects.

   We consider Dow capable of fulfilling their project obligations.

6.4 SOUTHERN CALIFORNIA EDISON (SCE)

   SCE is a public utility regulated by the California Public Utilities Commission. SCE's service area includes approximately 50,000 square miles with a population of more than 11 million.

   SCE added approximately 30,000 customer accounts in 1994, compared with about 10,000 new accounts in 1993. This brings the total number of customer accounts served to 4.15 million. SCE's customer base has grown by approximately three percent or 0.75 percent per year, over the past four years. Customer growth in the near term is expected to increase reflecting the projected expansion of California's population. Peak system demand in 1994 was 18,044 MW and system generating capacity was 20,615 MW. According to its 1994 Annual Report, SCE's energy mix in 1994 consisted of 20 percent nuclear, 26 percent gas, 13 percent coal, 4 percent hydro, and 37 percent purchased power. The majority of power purchased by SCE comes from non-utility generators.

                                 SECTION 7.0
                         PERMITTING AND ENVIRONMENTAL

7.1 OPERATING PLANTS

   Stone & Webster reviewed permit information and other relevant file materials for the Salton Sea and Partnership Projects at Magma's facility in Calapatria, California on May 16, 1995. Our review was performed in conjunction with interviews with Magma's Environmental Manager.

   Our review of operating permit information, compliance files, and representations of Funding Corporation indicate that project operations are conducted in compliance in all material respects with applicable environmental regulations.

   The Desert Valley Monofill Operating Permit issued by the Integrated Solid Waste Management Board is current, and the plan for closing one of the two Monofill storage cells has been submitted to the Board for review. The Monofill can be expanded if necessary to provide additional waste storage capacity.

7.2 SALTON SEA EXPANSION

   Amendments to the Conditional Use Permits for Salton Sea Units I, II, and III were approved by the Imperial County Planning Commission on November 23, 1994. These amendments provide county authorization for installation of the pH Modification and construction of Salton Sea Unit IV. Authority to Construct Permits were issued by the Imperial County Air Pollution Control District on April 10, 1995. Discretionary permits required for the Salton Sea Expansion appear to be in place to support construction and completion. Stone & Webster considers the requirements for compliance with all discretionary permits achievable.

   The Authority to Construct Permit requires reduction of hydrogen sulfide emissions for Salton Sea Units I and II from noncondensable gases by 90 percent or to a maximum emission limit of 0.95 lbs/hr. Salton Sea Unit III similarly is required to reduce emissions in accordance with the Authority to Construct Permit by 90 percent or maximum of 7.2 lbs/hr. These reductions should be readily achievable using existing hydrogen sulfide abatement technology. The Salton Sea and Partnership Projects currently comply and should continue to comply with applicable Authority to Construct permit emission limits.

                                 SECTION 8.0
                     ASSESSMENT OF FINANCIAL PROJECTIONS

8.1 BASE CASE ASSUMPTIONS

   Stone & Webster prepared financial projections that were based on information provided by Funding Corporation. The projections were prepared to represent reasonable expectations and are consistent with Project documents and data provided by Funding Corporation.

   Stone & Webster's review is based on the following project structure and financial details, as described by Funding Corporation.

   o  Funding Corporation will be created and will be wholly-owned by Magma.

   o Magma owns the Salton Sea Projects, the Salton Sea Unit IV, and equity interests in the Partnership Projects and the Royalty Guarantor.

   o The Salton Sea Guarantors receive project cash flows from the Salton Sea Projects. The Partnership Guarantors receive equity distributions, royalties and other payments which are received by Vulcan Power Company and CEOC from the Partnership Projects, and the Royalty Guarantor receives royalties and other payments which have been assigned to the Royalty Guarantor by Magma from the Royalty Projects except Vulcan.

   o The $475 million investment-grade bonds will be obligations of Funding Corporation guaranteed by each of the Salton Sea Guarantors, the Partnership Guarantors, and the Royalty Guarantor.

   o The $475 million proceeds will be used to (i) refinance a portion of the non-recourse debt incurred by California Energy to acquire Magma, (ii) replace certain project level debt at the Salton Sea Projects, and (iii) finance the Salton Sea Expansion.

   Beginning with 1995 and continuing through 2012, the projections forecast revenues and expenses, assuming certain operating conditions, maintenance schedules, and escalation rates to arrive at cash flows over 18 years. The base case projection indicates that the Project revenues from the sale of electrical energy and capacity pursuant to the terms of the power purchase agreements for the Salton Sea and Partnership Projects, and royalties from the Royalty Projects are adequate to pay for the annual operating expenses, and debt service of the investment-grade bonds. The average debt service coverage ratio is 1.89 and the minimum Debt service coverage ratio is 1.51.

8.2 BASE CASE FINANCIAL PROJECTIONS

Power Production

   The projections were modeled using annual energy production of 1,912 GWh from the existing units, based on production records for the period 1991 through 1994. The projections also indicate that beginning mid-year, 1996 the Salton Sea Expansion project will add 39.6 MW of production capacity at an assumed 95 percent capacity factor. These values are technically feasible and consistent with the power purchase agreements. Capacity factors based on nominal plant capacity for the Salton Sea and Partnership Projects were based on historical data and are shown in Table 8-1.

                                  TABLE 8-1
                               CAPACITY FACTORS

                                                             DEL
                     SS#I     SS#II     SS#III    VULCAN    RANCH     ELMORE    LEATHERS    SS#IV
                  --------  --------  --------  --------  --------  --------  ----------  -------
Nominal Capacity
 Factor            86.07     93.17     97.13     97.46     99.50     99.28     98.99       95.00
Nominal Capacity
 (kW)             10,000    20,000    49,800    34,000    38,000    38,000    38,000      39,600

Revenues

   SCE is obligated to pay energy payments and capacity payments pursuant to the power purchase agreements as summarized in Table 5-1A and 5-1B. The power contracts for Salton Sea Units II and III and the Partnership Projects also specify bonus capacity payments if the capacity factors during peak periods exceed 85 percent.

   The energy payments for Salton Sea Unit I are based on the actual billing rate of 4.79cents/kWh in 1994, escalating at an assumed rate of 3.5 percent. Energy payments for Salton Sea Units II and III and Partnership Projects are based on a defined schedule of rates for the first ten years (Phase I) of each project's life, then at SCE's avoided cost of energy. The projected energy payments during Phase I are consistent with the power purchase agreements and the capacities of the plants. During Phase II, the revenues are less certain because future avoided costs are unknown. SCE's avoided cost of energy was assumed to be 2.9cents/kWh in 1995, escalating at 3.0 percent (assumed natural gas escalation), based on 1992, 1993, 1994, and 1995 average SCE avoided cost information. A sensitivity analysis to avoided costs of 2.2cents/kWh, 2.8cents/kWh, and 3.28cents/kWh was performed to assess the impact on debt service coverage.

   The capacity payments are comprised of firm capacity payments (or as-available capacity payments) and bonus capacity payments. The fixed capacity payments and as-available capacity payments are calculated as the product of the appropriate capacity rate defined in the power purchase agreements and the respective contract capacity or as-available capacity. The bonus capacity is available for all of the domestic plants except Salton Sea Unit I, and is based on the on peak capacity factor for each plant. The capacity payments are consistent with the power purchase agreements and the capabilities of the plants.

   Magma owns the Desert Valley Landfill Company, which is used for disposal of filter cake. It pays fees to that Company and receives the revenues.

Partnership Royalty Revenues

   Each of the Partnership Guarantor and the Royalty Guarantor will receive Royalties from the Partnership Projects. These Royalties are paid by each partnership under various easement and operating agreements. The Royalties are calculated as a function of revenues as summarized below. These percentages all apply to energy payments except the administration fees and total revenue royalties, which are based on total revenues.

 ROYALTY                  VULCAN    DEL RANCH    ELMORE     LEATHERS
- ----------------------  --------  -----------  ---------  ----------
Brine Fee ............. 0.0%      17.333%      17.333%    17.333%
Priority Distribution   0.0%       2.667%       2.667%     2.667%
Administration Fee  ... 3.0%         3.0%         3.0%       3.0%
Priority Payment ...... 0.0%         0.0%         0.0%       1.0%
Lessor Fee ............ 0.0%       4.167%       4.167%     4.167%
Total Revenue ......... 0.0%         1.0%         1.0%       0.0%
Energy ................ 0.0%        0.83%        0.83%       0.0%

Other Royalty Revenues

   Magma is entitled to a royalty payment from the East Mesa Project, in which Magma does not have an ownership interest. Magma will assign the Royalties it is entitled to receive to the Royalty Guarantor. These are determined as 4.0 percent of the capacity and energy payments.

Capital Costs

   The plants require ongoing capital expenditures to maintain the brine supply and handling systems. The Salton Sea Projects will require approximately $1.3 million for annual capital expenditure in 1994 dollars, based on pH Modification being implemented. Funding Corporation estimates that the capital expenditures at the Partnership Projects will be approximately $8.0 million in 1995, half of which will be borne by CEOC.

   The projections assume that the capital expenditures will escalate at 3.0 percent per year.

Operating Expenses

   A $4.5 million, $5.06 million, and $6.47 million general operating and maintenance reduction is projected by Funding Corporation affiliates in years 1995, 1996, and 1997 respectively as a result of having made and making future organizational and operational changes.

   Funding Corporation affiliates anticipate operating and maintenance cost reductions of $4.0 million per year beginning in the first full year of operation associated with shutting down the CRC process and using the pH Modification process at the Salton Sea Projects.

   Other operating and maintenance cost reductions of approximately $1.5 million per year at each of the Partnership Projects are projected starting in 1998 and 1999, escalating at 3.0 percent.

   The costs are assumed to escalate at 3.0 percent. Stone & Webster considers the proposed cost reductions reasonable, but not certain, therefore sensitivity analyses were performed to determine sensitivity to operating and maintenance costs.

   Operating expenses for the plants and wellfield were estimated by Funding Corporation based on historical expenses and California Energy's operating experience at the Coso geothermal project. There are plans to achieve certain operating cost reductions in the following ways:

   o  Maintaining optimal and efficient staffing and wage levels.

   o  Consolidating overhead functions.

   o  Consolidating control room operations in the future.

   o Obtaining quantity discounts on material purchases by combining purchases with purchases by the Coso plants.

   o  Reallocating engineering staff to development projects.

   o  Reducing turbine overhaul frequency.

   o Aggressively controlling operating and maintenance expenses and capital expenditures.

   o  Shutting down the CRC technology at Salton Sea Units I and III.

   The amount of the cost reductions in the aggregate relative to Magma annual expense levels is 14 percent in 1995, increasing to 32 percent by 1999, and increasing to 36 percent by 2010.

Project Debt

   The project debt assumptions in the financial projections are as follows:

   o The current Salton Sea Project loans are retired with proceeds from the Securities.

   o  The Vulcan Project loan has no loan outstanding.

   o The Del Ranch Project loan has a loan balance of $34.0 million as of January 1, 1995 and is retired before the year 2002.

   o The Elmore Project loan has a loan balance of $35.6 million as of January 1, 1995 and is retired before the year 2002.

   o The Leathers Project loan has a loan balance of $61.4 million as of March 1, 1995 and is retired before the year 2003.

   The loan rates for the Del Ranch, Elmore, and Leathers Projects are assumed to be at 150 basis points over LIBOR. LIBOR was assumed to be 7.0 percent in the base case, resulting in loan rates of 8.5 percent. The loan rates are actually tied to commercial paper rates, but those rates are expected to be reasonably close to LIBOR.

Funding Corporation Securities

   The debt service coverage ratios were calculated for 1995 through 2010. The ratio is calculated as the total revenues of each of the Guarantors less the total expenses of each of the Guarantors (including necessary capital expenditures), divided by the debt service of the loans to be paid to Funding Corporation. The debt service coverage ratios are calculated on an annual basis. Principal and interest payments are made every six months based on an interest rate of 7.75 percent in the base case. The original outstanding balance is $475 million.

   The projections assume that the principal will be amortized according to the following schedule:

                1995     4.91%
                1996     9.30%
                1997    13.05%
                1998    15.36%
                1999     7.98%
                2000     3.51%
                2001     4.47%
                2002     4.72%
                2003     4.48%
                2004     4.86%
                2005     5.32%
                2006     4.80%
                2007     4.79%
                2008     4.96%
                2009     4.88%
                2010     2.59%

   The base case projections result in debt service coverage ratios that vary from 1.51 to 2.48, with an average of 1.89.

8.3 SENSITIVITY ANALYSIS

   Stone & Webster assessed the sensitivity of the debt service coverage ratios to a number of conditions which could affect project performance. The sensitivity of the average debt service coverage ratios to the following parameters was investigated using the base case financial projections.

   o  Avoided cost

   o  General operating and maintenance cost reductions

   o  pH Modification cost reductions

   o  G&A expenses

   o  Cost escalation rate

   o  LIBOR

   The results of the sensitivity analysis are shown in Table 8-2.

Avoided Cost Sensitivity

   SCE's avoided cost of energy tends to track fuel prices, but can be impacted by the efficiency of SCE's plants and changes in the methodology approved by the CPUC for calculating the avoided cost. A sensitivity analysis to avoided costs of 2.2cents/kwh and 3.28cents was performed to assess the impact on debt service coverage ratios. At an escalation rate of 3.0 percent, the average and minimum debt service coverage ratios for the 2.2cents/kWh case are 1.60 and 1.46 respectively. The average and minimum debt service coverage ratios for the 3.28cents/kWh are 2.06 and 1.51 respectively. A sensitivity to an avoided cost of 2.8cents/kWh with zero escalation was also performed resulting in average and minimum debt service coverage ratios of
1.54 and 1.50 respectively.

General Operating and Maintenance Cost Reduction Sensitivity

   Cost reductions of $4.5 million, $5.1 million and $6.47 million are expected to occur in 1995, 1996, and 1997, respectively. A sensitivity analysis was performed using a value of minus 15 percent of $6.47 million in 1997. The average and minimum debt service coverage ratios are 1.86 and 1.50, respectively.

pH Modification Cost Reduction Sensitivity

   An expected cost reduction of $4.0 million is estimated by Funding Corporation affiliates. A sensitivity analysis was performed at a savings of $2.0 million in 1997 dollars, or half of the Funding Corporation affiliate's estimate. This resulted in average and minimum debt service coverage ratios of 1.83 and 1.49 respectively.

G&A Expense Sensitivity

   California Energy is projected to provide G&A services to Magma at a cost of $1.381 million in 1995. Sensitivities were performed at a G&A expense level of $5.0 million. This case resulted in average and minimum debt service coverage ratios of 1.77 and 1.45 respectively.

Cost Escalation Sensitivity

   A general cost escalation rate of 3.0 percent was used to escalate all expenses except property tax. This rate was calculated as a percentage of general inflation assumed to be 3.5 percent. A sensitivity analysis was performed with a cost escalation rate of 4.0 percent, with resulting average and minimum debt service coverage ratios of 1.78 and 1.50 respectively.

LIBOR Sensitivity

   The project loans were assumed to be tied to LIBOR, which was assumed to be 7.0 percent. A sensitivity was performed with LIBOR at 8.0 percent. This analysis indicated that the debt service coverage ratios are not sensitive to LIBOR.

Sensitivity Summary

   The results from the sensitivity analyses that were conducted to determine the susceptibility of the economics of the Projects to changes in future avoided cost, capacity expansion and pH Modification costs, operating and maintenance cost levels, and cost escalation rates showed that revenues are more than adequate to pay operating and maintenance costs and cover debt service.

                                  TABLE 8-2
                         SENSITIVITY ANALYSIS SUMMARY

                                                                      AVERAGE DEBT
                                                     MINIMUM DEBT       SERVICE
                                                        SERVICE         COVERAGE
SENSITIVITY PARAMETER                               COVERAGE RATIOS      RATIOS
- -------------------------------------------------  ---------------  --------------
Base Case ........................................ 1.51             1.89
Avoided Cost High (3.28cents/kwh) ................ 1.51             2.06
Avoided Cost Low (2.20cents/kwh) ................. 1.46             1.60
Avoided Cost 2.8cents/kwh Flat ................... 1.50             1.54
General Operating and Maintenance Cost Reductions
  minus 15% case (1997) .......................... 1.50             1.86
pH Modification Cost Reductions .................. 1.49             1.83
G&A Expenses ..................................... 1.45             1.77
Cost Escalation 4.0% ............................. 1.50             1.78
LIBOR 8.0% ....................................... 1.49             1.89

                                 ATTACHMENT 1

                      ASSUMPTIONS AND DOCUMENTS REVIEWED

                                 ATTACHMENT 1
                      ASSUMPTIONS AND DOCUMENTS REVIEWED

   The principal assumptions and considerations made by Stone & Webster in developing the results and conclusions presented in this report include the following:

o Only the power plants and above ground geothermal resource piping and processing facilities were evaluated. The adequacy and reliability of geothermal resources and wells were assessed by GeothermEx. Plant performance data provided in the Report assume no decline in geothermal resource production or injection capability from current levels.

o The estimated interest rates on the securities, estimated reinvestment rates and the amortization schedule of the securities used in the debt service coverage analysis has been provided to Stone & Webster.

o The avoided cost used in the base case financial projection was calculated using the historical average of avoided costs for qualified facilities as provided by SCE for the three year period through March 1995.

o Stone & Webster personnel visited the operating plants on December 14 and 15, 1994 and May 17 and 18, 1995 to assess current operating conditions and construction progress of the Salton Sea Expansion. The Report addresses the condition of the plants based upon this examination.

o Certain other assumptions identified in the text, including paragraphs 8.1 and 8.3 thereof.


                                      1-1

                              DOCUMENTS REVIEWED

     DATE
   RECEIVED                                                 DOCUMENT
- ------------  --------------------------------------------------------------------------------------------------
    5/1/95    SCE statements for the last 12 months for Units I, II, and III
    5/1/95    Historical 1993 Monthly Income Statements for Units I and II, and III (April through December).
    5/1/95    Historical 1994 Monthly Income Statements for Units I and II, and III
    5/1/95    Detail on Transmission Credits
    5/1/95    Engineering Services Agreement between Magma Power Company and Dow Engineering dated February 1994
    5/1/95    Consolidated and Amended PPA among Southern California Edison Company, Fish Lake Power Company,
              and Salton Sea Power Generation L.P.
    5/1/95    Approval Order directed to the PUC by SCE
    5/5/95    Dow Schedule for Expansion Project
    5/5/95    Expansion Turbine Specification
    5/5/95    PUC Approval
    5/5/95    Authority to Construct Permit
    5/5/95    Dow Estimates for the pH Mod Conversion and the Expansion Plant
    5/9/95    Transmission Line Credits
   5/10/95    Complete amortization schedules for each of the Partnership Project loans
   5/10/95    Sinking fund schedule for the Desert Valley Pollution Control Bonds
   5/10/95    Summary of contingency support for the project financings
   5/10/95    1992 costs by Unit
   5/10/95    pH Mod Conversion Tie-in Description
   5/10/95    Vulcan, Del Ranch, and Leathers Process Flow Diagrams
   5/10/95    Leathers P&IDs
   5/10/95    Vulcan P&IDs
   5/10/95    Del Ranch P&IDs
   5/10/95    Salton Sea Plants Process Flow Diagrams
   5/10/95    Salton Sea Plants P&IDs
   5/15/95    Elmore Process Flow Sheets
   5/19/95    PUC Decision 95-04-057
   5/19/95    Transmission Agreement Payment Acknowledgement
   5/19/95    Combined Fish Lake and Salton Sea Power Purchase Agreement
   5/19/95    Preliminary Drawings
           o  Expanded Master Development Plan, Salton Sea 1, 2, 3
           o  Overall Layout Plan & Project Notes
           o  Civil Grid Plan & General Notes
           o  Site Development Rough Grading Plan Expansion Area
           o  Site Layout Plan Expansion Area



                                      1-2

                                 ATTACHMENT 2

                            FINANCIAL PROJECTIONS

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 CASH FROM PROJECTS                         1995       1996       1997       1998
                                         ---------  ---------  ---------  ---------
REVENUES
Salton Sea Unit I                          4,274      4,432      4,578      4,739
Salton Sea Unit II                        18,623     18,665     18,623     18,623
Salton Sea Unit III                       51,336     51,450     51,336     51,336
Salton Sea Unit IV                             0     17,155     30,617     32,110
Vulcan                                    19,891      8,627      7,230      7,364
Del Ranch                                 23,528     24,910     26,509     28,165
Elmore                                    23,486     24,865     26,460     28,112
Leathers                                  23,208     24,583     26,174     27,821
                                         ---------  ---------  ---------  ---------
Total Revenues                           164,346    174,687    191,527    198,270
EXPENSES
Salton Sea Units I&II                      8,378      7,640      6,917      7,122
Salton Sea Unit III                       11,543     11,036     11,268     11,565
Salton Sea Unit IV                             0      3,346      5,430      5,123
Vulcan                                     6,452      6,096      6,483      5,893
Del Ranch                                  6,947      7,221      7,877      8,155
Elmore                                     7,551      7,815      8,495      8,789
Leathers                                   7,125      7,375      7,768      8,322
                                         ---------  ---------  ---------  ---------
Total Expenses                            47,996     50,530     54,239     54,969
Project Operating Income                 116,350    124,158    137,289    143,301
PROJECT ROYALTY EXPENSES (ROYALTIES TO
 MAGMA)
Vulcan                                       597        534        556        578
Del Ranch                                  6,155      6,590      7,067      7,573
Elmore                                     6,133      6,567      7,042      7,546
Leathers                                   6,132      6,563      7,035      7,537
                                         ---------  ---------  ---------  ---------
Royalty Expenses                          19,017     20,254     21,700     23,235
Cash After Royalty Payments               97,333    103,903    115,589    120,067
CAPITAL EXPENDITURES
Salton Sea I, II, & III                    1,030      1,061      1,093      1,126
Salton Sea IV                                  0          0        337        347
Vulcan                                     1,040      1,082      1,100      1,133
Del Ranch                                  1,030      1,061      1,093      1,126
Elmore                                     1,085      1,118      1,151      1,186
Leathers                                   1,030      1,061      1,093      1,126
                                         ---------  ---------  ---------  ---------
Total Capital Expenditures                 5,215      5,382      5,866      6,042
INTEREST INCOME
Del Ranch                                    197        197        197        197
Elmore                                       198        198        198        198
Leathers                                     249        249        249        249
                                         ---------  ---------  ---------  ---------
Total Interest Income                        644        644        644        644
RESERVE RELEASES
Del Ranch                                      0          0          0          0
Elmore                                         0          0          0          0
Leathers                                       0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Reserve Releases                         0          0          0          0
Changes in AP/AR                            (544)      (998)    (1,687)      (571)
Cash Available for Project Debt Service   92,217     98,167    108,680    114,098
PROJECT DEBT SERVICE (MAGMA SHARE)
Salton Sea Units I&II                      5,176          0          0          0
Salton Sea Unit III                       12,076          0          0          0
Del Ranch Debt Service                     4,734      4,612      4,319      4,025
Elmore Debt Service                        4,960      4,832      4,525      4,217
Leathers Debt Service                      6,585      8,036      8,063      7,529
                                         ---------  ---------  ---------  ---------
Total Project Debt Service                33,530     17,480     16,906     15,772
Cash After Project Debt Service           58,687     80,687     91,773     98,326






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FROM PROJECTS                         1999       2000       2001       2002
                                         ---------  ---------  ---------  ---------
REVENUES
Salton Sea Unit I                          4,904      5,086      5,254      5,438
Salton Sea Unit II                        18,623     10,918      8,312      8,463
Salton Sea Unit III                       23,640     24,094     24,482     24,922
Salton Sea Unit IV                        33,473     33,899     34,630     35,908
Vulcan                                     7,502      7,657      7,791      7,941
Del Ranch                                  9,392      9,570      9,721      9,893
Elmore                                     9,380      9,557      9,709      9,880
Leathers                                  29,469      9,320      9,471      9,642
                                         ---------  ---------  ---------  ---------
Total Revenues                           136,384    110,101    109,370    112,088
EXPENSES
Salton Sea Units I&II                      7,420      7,631      7,739      7,977
Salton Sea Unit III                       10,697     11,037     11,378     11,726
Salton Sea Unit IV                         5,752      5,402      6,355      5,944
Vulcan                                     6,053      6,216      6,391      6,573
Del Ranch                                  6,421      6,599      6,780      6,967
Elmore                                     7,230      7,431      7,636      7,886
Leathers                                   7,826      6,897      7,084      7,277
                                         ---------  ---------  ---------  ---------
Total Expenses                            51,399     51,213     53,363     54,350
Project Operating Income                  84,985     58,888     56,007     57,738
PROJECT ROYALTY EXPENSES (ROYALTIES TO
 MAGMA)
Vulcan                                       601        625        650        676
Del Ranch                                  2,092      2,168      2,232      2,305
Elmore                                     2,086      2,163      2,226      2,299
Leathers                                   8,040      2,192      2,255      2,329
                                         ---------  ---------  ---------  ---------
Royalty Expenses                          12,819      7,148      7,364      7,609
Cash After Royalty Payments               72,165     51,740     48,643     50,128
CAPITAL EXPENDITURES
Salton Sea I, II, & III                    1,159      1,194      1,230      1,267
Salton Sea IV                                357        368        379        390
Vulcan                                     1,167      1,202      1,238      1,275
Del Ranch                                  1,159      1,194      1,230      1,267
Elmore                                     1,221      1,258      1,296      1,335
Leathers                                   1,159      1,194      1,230      1,267
                                         ---------  ---------  ---------  ---------
Total Capital Expenditures                 6,223      6,410      6,602      6,800
INTEREST INCOME
Del Ranch                                    197        197         98          0
Elmore                                       198        198         99          0
Leathers                                     249        249        249        125
                                         ---------  ---------  ---------  ---------
Total Interest Income                        644        644        446        125
RESERVE RELEASES
Del Ranch                                      0          0      3,280          0
Elmore                                         0          0      3,300          0
Leathers                                       0          0          0      4,150
                                         ---------  ---------  ---------  ---------
Total Reserve Releases                         0          0      6,580      4,150
Changes in AP/AR                           5,641      2,259        104       (271)
Cash Available for Project Debt Service   72,226     48,232     49,171     47,332
PROJECT DEBT SERVICE (MAGMA SHARE)
Salton Sea Units I&II                          0          0          0          0
Salton Sea Unit III                            0          0          0          0
Del Ranch Debt Service                     1,384      1,290      1,196          0
Elmore Debt Service                        1,450      1,351      1,253          0
Leathers Debt Service                      7,035        873        814        775
                                         ---------  ---------  ---------  ---------
Total Project Debt Service                 9,868      3,514      3,263        755
Cash After Project Debt Service           62,358     44,718     45,908     46,577

                               2-1

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 CASH FROM PROJECTS                         2003       2004       2005       2006
                                         ---------  ---------  ---------  ---------
REVENUES
Salton Sea Unit I                          5,628      5,836      6,029      6,240
Salton Sea Unit II                         8,617      8,791      8,940      9,109
Salton Sea Unit III                       25,376     25,887     26,324     26,819
Salton Sea Unit IV                        37,058     37,875     38,685     32,155
Vulcan                                     8,097      8,272      8,421      8,591
Del Ranch                                 10,071     10,270     10,441     10,635
Elmore                                    10,057     10,256     10,427     10,620
Leathers                                   9,819     10,017     10,187     10,380
                                         ---------  ---------  ---------  ---------
Total Revenues                           114,721    117,204    119,455    114,548
EXPENSES
Salton Sea Units I & II                    8,224      8,481      8,743      9,015
Sealton Sea Unit III                      12,091     12,469     12,855     13,255
Salton Sea Unit IV                         6,100      5,964      7,305      5,365
Vulcan                                     6,760      6,953      7,150      7,354
Del Ranch                                  7,160      7,360      7,563      7,774
Elmore                                     8,105      8,331      8,562      8,800
Leathers                                   7,475      7,680      7,890      8,107
                                         ---------  ---------  ---------  ---------
Total Expenses                            55,914     57,237     60,068     59,670
Project Operating Income                  58,808     59,967     59,387     54,878
PROJECT ROYALTY EXPENSES (ROYALTIES TO
 MAGMA)
Vulcan                                       703        731        761        791
Del Ranch                                  2,381      2,468      2,541      2,625
Elmore                                     2,375      2,462      2,534      2,618
Leathers                                   2,404      2,490      2,563      2,646
                                         ---------  ---------  ---------  ---------
Royalty Expenses                           7,864      8,152      8,399      8,680
Cash After Royalty Payments               50,944     51,816     50,988     46,198
CAPITAL EXPENDITURES
Salton Sea I, II, & III                    1,305      1,344      1,384      1,426
Salton Sea IV                                402        414        426        439
Vulcan                                     1,313      1,353      1,393      1,435
Del Ranch                                  1,305      1,344      1,384      1,426
Elmore                                     1,375      1,416      1,458      1,502
Leathers                                   1,305      1,344      1,384      1,426
                                         ---------  ---------  ---------  ---------
Total Capital Expenditures                 7,004      7,214      7,431      7,654
INTEREST INCOME
Del Ranch                                      0          0          0          0
Elmore                                         0          0          0          0
Leathers                                       0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Interest Income                          0          0          0          0
RESERVE RELEASES
Del Ranch                                      0          0          0          0
Elmore                                         0          0          0          0
Leathers                                       0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Reserve Releases                         0          0          0          0
Changes in AP/AR                            (261)      (241)      (220)       568
Cash Available for Project Debt Service   43,679     44,361     43,338     39,113
PROJECT DEBT SERVICE (MAGMA SHARE)
Salton Sea Units I & II                        0          0          0          0
Salton Sea Unit III                            0          0          0          0
Del Ranch Debt Service                         0          0          0          0
Elmore Debt Service                            0          0          0          0
Leathers Debt Service                          0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Project Debt Service                     0          0          0          0
Cash After Project Debt Service           43,679     44,361     43,338     39,113




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FROM PROJECTS                         2007       2008       2009       2010
                                         ---------  ---------  ---------  ---------
REVENUES
Salton Sea Unit I                          6,458      6,697      6,918      7,160
Salton Sea Unit II                         9,283      9,479      9,647      9,837
Salton Sea Unit III                       27,329     27,904     28,396     28,954
Salton Sea Unit IV                        32,099     31,995     31,341     31,958
Vulcan                                     8,766      8,963      9,131      9,322
Del Ranch                                 10,834     11,059     11,251     11,469
Elmore                                    10,819     11,043     11,235     11,453
Leathers                                  10,578     10,802     10,993     11,210
                                         ---------  ---------  ---------  ---------
Total Revenues                           116,168    117,943    118,914    121,364
EXPENSES
Salton Sea Units I & II                    9,296      9,587      9,885     10,193
Sealton Sea Unit III                      13,668     14,096     14,533     14,987
Salton Sea Unit IV                         5,682      5,723      6,802      5,812
Vulcan                                     7,564      7,782      8,004      8,234
Del Ranch                                  7,991      8,216      8,445      8,682
Elmore                                     9,046      9,300      9,560      9,829
Leathers                                   8,330      8,561      8,798      9,042
                                         ---------  ---------  ---------  ---------
Total Expenses                            61,578     63,266     66,027     66,779
Project Operating Income                  54,589     54,677     52,887     54,585
PROJECT ROYALTY EXPENSES (ROYALTIES TO
 MAGMA)
Vulcan                                       823        856        890        926
Del Ranch                                  2,711      2,811      2,894      2,989
Elmore                                     2,704      2,803      2,886      2,981
Leathers                                   2,732      2,831      2,913      3,008
                                         ---------  ---------  ---------  ---------
Royalty Expenses                           8,971      9,300      9,583      9,905
Cash After Royalty Payments               45,619     45,376     43,304     44,680
CAPITAL EXPENDITURES
Salton Sea I, II, & III                    1,469      1,513      1,558      1,605
Salton Sea IV                                452        466        480        494
Vulcan                                     1,478      1,523      1,568      1,615
Del Ranch                                  1,469      1,513      1,558      1,605
Elmore                                     1,547      1,593      1,641      1,691
Leathers                                   1,469      1,513      1,558      1,605
                                         ---------  ---------  ---------  ---------
Total Capital Expenditures                 7,883      8,120      8,363      8,614
INTEREST INCOME
Del Ranch                                      0          0          0          0
Elmore                                         0          0          0          0
Leathers                                       0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Interest Income                          0          0          0          0
RESERVE RELEASES
Del Ranch                                      0          0          0          0
Elmore                                         0          0          0          0
Leathers                                       0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Reserve Releases                         0          0          0          0
Changes in AP/AR                            (146)      (158)       (75)      (233)
Cash Available for Project Debt Service   37,590     37,098     34,865     35,833
PROJECT DEBT SERVICE (MAGMA SHARE)
Salton Sea Units I & II                        0          0          0          0
Salton Sea Unit III                            0          0          0          0
Del Ranch Debt Service                         0          0          0          0
Elmore Debt Service                            0          0          0          0
Leathers Debt Service                          0          0          0          0
                                         ---------  ---------  ---------  ---------
Total Project Debt Service                     0          0          0          0
Cash After Project Debt Service           37,590     37,098     34,865     35,833

                               2-2

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 MAGMA CASH FLOW STATEMENT               1995       1996       1997       1998
                                      ---------  ---------  ---------  ---------
MAGMA REVENUES
Cash from Projects                    58,687      80,687     91,773     98,326
Monofill Revenues                      1,000       1,000      1,000          0
Royalties from Vulcan                  1,194       1,069      1,112      1,156
Royalties from Del Ranch              12,311      13,181     14,134     15,147
Royalties from Elmore                 12,266      13,134     14,083     15,093
Royalties from Leathers               12,263      13,126     14,071     15,074
Other Royalties                        1,229       1,229      1,381      1,465
                                      ---------  ---------  ---------  ---------
Total Magma Revenues                  98,950     123,495    137,554    146,261
MAGMA EXPENSES
Magma G&A                              1,381       1,422      1,465      1,509
Restructuring Expenditures             8,600       5,000          0          0
Less: General O&M Reduction           (4,500)     (5,064)    (6,466)    (6,660)
                                      ---------  ---------  ---------  ---------
Total Magma Expenses                   5,481       1,358     (5,001)    (5,151)
Cash Available for Magma Obligations  93,469     122,137    142,555    151,412
MAGMA OBLIGATIONS
Pollution Control Debt Interest          305         305        305        237
Pollution Control Debt Principal           0           0        890        960
Installment Obligations                1,388       1,393      1,321      1,101
LOC Fees                                  94          94         94         94
Debt Service Reserve LC Fees             200         400        400        400
                                      ---------  ---------  ---------  ---------
Total Magma Obligations                1,987       2,192      3,010      2,792
Cash Available for Funding Corp Debt  91,482     119,945    139,545    148,620




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 MAGMA CASH FLOW STATEMENT               1999       2000       2001       2002
                                      ---------  ---------  ---------  ---------
MAGMA REVENUES
Cash from Projects                    62,358     44,718     45,908     46,577
Monofill Revenues                          0          0          0          0
Royalties from Vulcan                  1,202      1,250      1,301      1,353
Royalties from Del Ranch               4,184      4,337      4,464      4,611
Royalties from Elmore                  4,173      4,325      4,452      4,598
Royalties from Leathers               16,079      4,385      4,511      4,657
Other Royalties                          509        518        526        534
                                      ---------  ---------  ---------  ---------
Total Magma Revenues                  88,506     59,533     61,161     62,331
MAGMA EXPENSES
Magma G&A                              1,554      1,601      1,649      1,698
Restructuring Expenditures                 0          0          0          0
Less: General O&M Reduction           (6,860)    (7,066)    (7,277)    (7,496)
                                      ---------  ---------  ---------  ---------
Total Magma Expenses                  (5,305)    (5,465)    (5,629)    (5,797)
Cash Available for Magma Obligations  93,811     64,998     66,790     68,128
MAGMA OBLIGATIONS
Pollution Control Debt Interest          164         85          0          0
Pollution Control Debt Principal       1,035      1,115          0          0
Installment Obligations                  137        137          0          0
LOC Fees                                  94          0          0          0
Debt Service Reserve LC Fees             400        400        400        400
                                      ---------  ---------  ---------  ---------
Total Magma Obligations                1,829      1,737        400        400
Cash Available for Funding Corp Debt  91,982     63,261     66,390     67,728

                               2-3

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 MAGMA CASH FLOW STATEMENT               2003       2004       2005       2006
                                      ---------  ---------  ---------  ---------
Magma Revenues
Cash from Projects                    43,679     44,361     43,338     39,113
Monofill Revenues                          0          0          0          0
Royalties from Vulcan                  1,407      1,463      1,521      1,582
Royalties from Del Ranch               4,763      4,937      5,082      5,250
Royalties from Elmore                  4,750      4,923      5,068      5,236
Royalties from Leathers                4,808      4,981      5,125      5,292
Other Royalties                          543        554        562        572
                                      ---------  ---------  ---------  ---------
Total Magma Revenues                  59,950     61,218     60,697     57,045
MAGMA EXPENSES
Magma G&A                              1,749      1,802      1,856      1,912
Restructuring Expenditures                 0          0          0          0
Less: General O&M Reduction           (7,721)    (7,952)    (8,191)    (8,437)
                                      ---------  ---------  ---------  ---------
Total Magma Expenses                  (5,971)    (6,150)    (6,335)    (6,525)
Cash Available for Magma Obligations  65,921     67,369     67,032     63,570
MAGMA OBLIGATIONS
Pollution Control Debt Interest            0          0          0          0
Pollution Control Debt Principal           0          0          0          0
Installment Obligations                    0          0          0          0
LOC Fees                                   0          0          0          0
Debt Service Reserve LC Fees             400        400        400        400
                                      ---------  ---------  ---------  ---------
Total Magma Obligations                  400        400        400        400
Cash Available for Funding Corp Debt  65,521     66,969     66,632     63,170





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 MAGMA CASH FLOW STATEMENT               2007       2008       2009       2010
                                      ---------  ---------  ---------  ---------
Magma Revenues
Cash from Projects                    37,590     37,098     34,865     35,833
Monofill Revenues                          0          0          0          0
Royalties from Vulcan                  1,646      1,711      1,780      1,851
Royalties from Del Ranch               5,423      5,621      5,787      5,979
Royalties from Elmore                  5,409      5,606      5,772      5,963
Royalties from Leathers                5,464      5,661      5,827      6,017
Other Royalties                          582        594        604        615
                                      ---------  ---------  ---------  ---------
Total Magma Revenues                  56,114     56,292     54,635     56,257
MAGMA EXPENSES
Magma G&A                              1,969      2,028      2,089      2,152
Restructuring Expenditures                 0          0          0          0
Less: General O&M Reduction           (8,690)    (8,950)    (9,219)    (9,495)
                                      ---------  ---------  ---------  ---------
Total Magma Expenses                  (6,721)    (6,922)    (7,130)    (7,344)
Cash Available for Magma Obligations  62,835     63,215     61,765     63,601
MAGMA OBLIGATIONS
Pollution Control Debt Interest            0          0          0          0
Pollution Control Debt Principal           0          0          0          0
Installment Obligations                    0          0          0          0
LOC Fees                                   0          0          0          0
Debt Service Reserve LC Fees             400        400        400        200
                                      ---------  ---------  ---------  ---------
Total Magma Obligations                  400        400        400        200
Cash Available for Funding Corp Debt  62,435     62,815     61,365     63,401

                               2-4

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                          8,829     14,927     15,739     15,677
Salton Sea III                                          27,202     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,815      2,056        547      1,259
Del Ranch                                                5,960      6,863      7,933      9,113
Elmore                                                   5,188      6,120      7,218      8,399
Leathers                                                 3,736      3,092      4,118      5,260
Changes in AP/AR                                          (544)      (998)    (1,687)      (571)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,187     85,751     98,239    104,986
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                91,482    119,945    139,545    148,620
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,138     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.51       1.61       1.51       1.51
Average DCR              1.89
Minimum DCR              1.51
Maximum DCR              2.48




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                         15,529     7,776     5,212     5,290
Salton Sea III                                          12,363    12,460    12,489    12,563
Salton Sea IV                                           27,364    28,129    27,897    29,573
Vulcan                                                   1,225     1,205     1,149     1,105
Del Ranch                                                  212       245     3,444     1,189
Elmore                                                    (528)     (509)    2,693       416
Leathers                                                 7,412       219       198     4,207
Changes in AP/AR                                         5,641     2,259       104      (271)
                                                        --------  --------  --------  --------
Total Cash From Projects                                69,218    51,784    53,186    54,073
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,184     4,337     4,464     4,611
Royalties from Elmore                                    4,173     4,325     4,452     4,598
Royalties from Leathers                                 16,079     4,385     4,511     4,657
Other Royalties                                            509       518       526       534
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                                1,554     1,601     1,649     1,698
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,384     3,337     2,049     2,098
Net Cash Available for SSFC Debt Service                91,982    63,261    66,390    67,728
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.58      1.83      1.76      1.82
Average DCR              1.89
Minimum DCR              1.51
Maximum DCR              2.48

                               2-5

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                                  BASE CASE

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2003      2004      2005      2006
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                         5,369     5,474     5,534     5,621
Salton Sea III                                         12,633    12,746    12,777    12,851
Salton Sea IV                                          30,556    31,497    30,954    26,351
Vulcan                                                  1,059     1,025       961       910
Del Ranch                                               1,115     1,046       958       876
Elmore                                                    320       229       119        14
Leathers                                                  609       536       445       358
Changes in AP/AR                                         (261)     (241)     (220)      568
                                                       --------  --------  --------  --------
Total Cash From Projects                               51,400    52,313    51,529    47,550
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,407     1,463     1,521     1,582
Royalties from Del Ranch                                4,763     4,937     5,082     5,250
Royalties from Elmore                                   4,750     4,923     5,068     5,236
Royalties from Leathers                                 4,808     4,981     5,125     5,292
Other Royalties                                           543       554       562       572
                                                       --------  --------  --------  --------
Total Other Revenues                                   16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                               1,749     1,802     1,856     1,912
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0         0
Debt Service Reserve LC Fees                              400       400       400       400
                                                       --------  --------  --------  --------
Total Other Expenditures                                2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service               65,521    66,969    66,632    63,170
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                            13,093    11,408     9,577     7,666
Project Debt Principal                                 21,298    23,072    25,278    22,804
                                                       --------  --------  --------  --------
Project Debt Service                                   34,391    34,479    34,855    30,469
Project Debt Coverages                                   1.91      1.94      1.91      2.07




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2007      2008      2009      2010
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                         5,711     5,833     5,902     6,002
Salton Sea III                                         12,927    13,052    13,084    13,165
Salton Sea IV                                          25,965    25,806    24,060    25,652
Vulcan                                                    857       818       745       686
Del Ranch                                                 791       712       612       518
Elmore                                                    (95)     (199)     (324)     (444)
Leathers                                                  269       186        82       (17)
Changes in AP/AR                                         (146)     (158)      (75)     (233)
                                                       --------  --------  --------  --------
Total Cash From Projects                               46,280    46,049    44,084    45,328
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,646     1,711     1,780     1,851
Royalties from Del Ranch                                5,423     5,621     5,787     5,979
Royalties from Elmore                                   5,409     5,606     5,772     5,963
Royalties from Leathers                                 5,464     5,661     5,827     6,017
Other Royalties                                           582       594       604       615
                                                       --------  --------  --------  --------
Total Other Revenues                                   18,524    19,194    19,769    20,424
OTHER EXPENDITURES
Magma G&A                                               1,969     2,028     2,089     2,152
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0         0
Debt Service Reserve LC Fees                              400       400       400       200
                                                       --------  --------  --------  --------
Total Other Expenditures                                2,369     2,428     2,489     2,352
Net Cash Available for SSFC Debt Service               62,435    62,815    61,365    63,401
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                             5,899     4,119     2,301       477
Project Debt Principal                                 22,775    23,555    23,179    12,305
                                                       --------  --------  --------  --------
Project Debt Service                                   28,674    27,674    25,480    12,782
Project Debt Coverages                                   2.18      2.27      2.41      2.48

                               2-6

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                AVOIDED COST HIGH (3.28CENTS/KWH) SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        8,829     14,927     15,739     15,677
Salton Sea III                                          27,202     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,816      2,543      1,108      1,837
Del Ranch                                                5,961      6,863      7,934      9,114
Elmore                                                   5,188      6,119      7,217      8,398
Leathers                                                 3,736      3,091      4,117      5,260
Changes in AP/AR                                          (544)    (1,053)    (1,696)      (573)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,187     86,182     98,792    105,562
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenditures                               8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                91,482    120,376    140,097    149,195
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.51       1.61       1.52       1.52
Average DCR             2.06
Minimum DCR             1.51
Maximum DCR             2.81





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       15,529     8,226     5,837     5,934
Salton Sea III                                          14,095    14,247    14,323    14,451
Salton Sea IV                                           27,364    28,155    27,933    29,611
Vulcan                                                   1,821     1,820     1,781     1,756
Del Ranch                                                  692       740     3,952     1,713
Elmore                                                     (45)      (11)    3,205       944
Leathers                                                 7,411       716       709     4,733
Changes in AP/AR                                         5,328     2,134        70      (287)
                                                        --------  --------  --------  --------
Total Cash From Projects                                72,195    56,027    57,811    58,854
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,575     4,741     4,879     5,038
Royalties from Elmore                                    4,562     4,728     4,865     5,024
Royalties from Leathers                                 16,079     4,785     4,922     5,080
Other Royalties                                            545       555       564       574
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,964    16,060    16,530    17,068
OTHER EXPENDITURES
Magma G&A                                                1,554     1,601     1,649     1,698
Restructuring Expenditures                                   0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,384     3,337     2,049     2,098
Net Cash Available for SSFC Debt Service                95,775    68,750    72,291    73,824
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.64      1.99      1.92      1.98
Average DCR            2.06
Minimum DCR            1.51
Maximum DCR            2.81


                               2-7

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                AVOIDED COST HIGH (3.28CENTS/KWH) SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2003      2004      2005      2006
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        6,031     6,158     6,235     6,343
Salton Sea III                                          14,576    14,751    14,835    14,969
Salton Sea IV                                           30,595    31,536    30,995    27,133
Vulcan                                                   1,729     1,718     1,672     1,642
Del Ranch                                                1,654     1,603     1,531     1,465
Elmore                                                     864       790       696       608
Leathers                                                 1,151     1,095     1,019       950
Changes in AP/AR                                          (277)     (259)     (236)      466
                                                        --------  --------  --------  --------
Total Cash From Projects                                56,322    57,392    56,747    53,576
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,407     1,463     1,521     1,582
Royalties from Del Ranch                                 5,203     5,392     5,549     5,730
Royalties from Elmore                                    5,188     5,377     5,533     5,714
Royalties from Leathers                                  5,244     5,432     5,588     5,768
Other Royalties                                            584       596       605       617
                                                        --------  --------  --------  --------
Total Other Revenues                                    17,625    18,259    18,796    19,412
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856     1,912
Restructuring Expenditures                                   0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service                71,798    73,449    73,288    70,676
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             13,093    11,408     9,577     7,666
Project Debt Principal                                  21,298    23,072    25,278    22,804
                                                        --------  --------  --------  --------
Project Debt Service                                    34,391    34,479    34,855    30,469
Project Debt Coverages                                    2.09      2.13      2.10      2.32






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2007      2008      2009      2010
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        6,454     6,599     6,688     6,812
Salton Sea III                                          15,107    15,301    15,392    15,539
Salton Sea IV                                           26,770    26,637    24,914    26,532
Vulcan                                                   1,611     1,597     1,545     1,510
Del Ranch                                                1,398     1,338     1,256     1,181
Elmore                                                     516       432       325       224
Leathers                                                   879       815       728       649
Changes in AP/AR                                          (167)     (182)      (96)     (256)
                                                        --------  --------  --------  --------
Total Cash From Projects                                52,569    52,538    50,752    52,191
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,646     1,711     1,780     1,851
Royalties from Del Ranch                                 5,918     6,133     6,312     6,520
Royalties from Elmore                                    5,902     6,117     6,295     6,502
Royalties from Leathers                                  5,955     6,169     6,347     6,553
Other Royalties                                            628       641       652       665
                                                        --------  --------  --------  --------
Total Other Revenues                                    20,048    20,771    21,386    22,090
OTHER EXPENDITURES
Magma G&A                                                1,969     2,028     2,089     2,152
Restructuring Expenditures                                   0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       200
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,369     2,428     2,489     2,352
Net Cash Available for SSFC Debt Service                70,248    70,881    69,650    71,929
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                              5,899     4,119     2,301       477
Project Debt Principal                                  22,775    23,555    23,179    12,305
                                                        --------  --------  --------  --------
Project Debt Service                                    28,674    27,674    25,480    12,782
Project Debt Coverages                                    2.45      2.56      2.73      2.81

                               2-8

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                 AVOIDED COST LOW (2.20CENTS/KWH) SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        8,829     14,927     15,739     15,677
Salton Sea III                                          27,202     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,815      1,158       (487)       194
Del Ranch                                                5,959      6,861      7,931      9,111
Elmore                                                   5,189      6,121      7,220      8,400
Leathers                                                 3,737      3,093      4,119      5,261
Changes in AP/AR                                          (544)      (895)    (1,672)      (567)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,187     84,957     97,222    103,926
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                91,482    119,151    138,528    147,559
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverage                                     1.51       1.59       1.50       1.50
Average DCR             1.60
Minimum DCR             1.46
Maximum DCR             1.87





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999       2000       2001      2002
                                                        ---------  ---------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       15,529      6,946      4,060     4,104
Salton Sea III                                           9,171      9,168      9,110     9,084
Salton Sea IV                                           27,364     28,080     27,830    29,505
Vulcan                                                     128         72        (14)      (94)
Del Ranch                                                 (671)      (666)     2,507       224
Elmore                                                  (1,417)    (1,427)     1,749      (556)
Leathers                                                 7,413       (695)      (742)    3,239
Changes in AP/AR                                         6,217      2,489        166      (241)
                                                        ---------  ---------  --------  --------
Total Cash From Projects                                63,735     43,968     44,666    45,266
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0          0          0         0
Royalties from Vulcan                                    1,202      1,250      1,301     1,353
Royalties from Del Ranch                                 3,465      3,592      3,700     3,824
Royalties from Elmore                                    3,456      3,583      3,691     3,815
Royalties from Leathers                                 16,079      3,646      3,754     3,878
Other Royalties                                            442        449        455       462
                                                        ---------  ---------  --------  --------
Total Other Revenues                                    24,645     12,521     12,902    13,331
OTHER EXPENDITURES
Magma G&A                                                1,554      1,601      1,649     1,698
Restructuring Expenses                                       0          0          0         0
Installment Obligations/Pollution Control Debt Service   1,429      1,337          0         0
Debt Service Reserve LC Fees                               400        400        400       400
                                                        ---------  ---------  --------  --------
Total Other Expenditures                                 3,384      3,337      2,049     2,098
Net Cash Available for SSFC Debt Service                84,996     53,151     55,519    56,499
Interim Debt Service                                         0          0          0         0
Project Debt Interest (Net)                             20,387     17,861     16,479    14,809
Project Debt Principal                                  37,887     16,693     21,250    22,431
                                                        ---------  ---------  --------  --------
Project Debt Service                                    58,274     34,554     37,729    37,240
Project Debt Coverage                                     1.46       1.54       1.47      1.52
Average DCR             1.60
Minimum DCR             1.46
Maximum DCR             1.87

                               2-9

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                 AVOIDED COST LOW (2.20CENTS/KWH) SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2003      2004      2005      2006
                                                        --------  --------  --------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        4,148     4,215     4,241     4,291
Salton Sea III                                           9,053     9,052     8,986     8,950
Salton Sea IV                                           30,486    31,423    30,879    24,911
Vulcan                                                    (176)     (250)     (349)     (439)
Del Ranch                                                  121        20       (96)     (210)
Elmore                                                    (681)     (804)     (943)   (1,080)
Leathers                                                  (388)     (493)     (613)     (731)
Changes in AP/AR                                          (230)     (206)     (190)      757
                                                        --------  --------  --------  ---------
Total Cash From Projects                                42,332    42,958    41,915    36,448
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,407     1,463     1,521     1,582
Royalties from Del Ranch                                 3,953     4,098     4,223     4,364
Royalties from Elmore                                    3,943     4,088     4,212     4,354
Royalties from Leathers                                  4,005     4,150     4,274     4,415
Other Royalties                                            469       476       483       490
                                                        --------  --------  --------  ---------
Total Other Revenues                                    13,776    14,275    14,713    15,206
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856     1,912
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  ---------
Total Other Expenditures                                 2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service                53,959    55,031    54,372    49,343
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             13,093    11,408     9,577     7,666
Project Debt Principal                                  21,298    23,072    25,278    22,804
                                                        --------  --------  --------  ---------
Project Debt Service                                    34,391    34,479    34,855    30,469
Project Debt Coverage                                     1.57      1.60      1.56      1.62




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2007       2008       2009       2010
                                                        ---------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        4,342      4,420      4,452      4,511
Salton Sea III                                           8,913      8,909      8,833      8,791
Salton Sea IV                                           24,482     24,274     22,486     24,031
Vulcan                                                    (533)      (617)      (729)      (833)
Del Ranch                                                 (328)      (443)      (575)      (705)
Elmore                                                  (1,222)    (1,361)    (1,519)    (1,675)
Leathers                                                  (853)      (972)    (1,109)    (1,243)
Changes in AP/AR                                          (106)      (115)       (37)      (191)
                                                        ---------  ---------  ---------  ---------
Total Cash From Projects                                34,695     34,095     31,801     32,686
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0          0          0          0
Royalties from Vulcan                                    1,646      1,711      1,780      1,851
Royalties from Del Ranch                                 4,511      4,677      4,820      4,982
Royalties from Elmore                                    4,500      4,666      4,808      4,970
Royalties from Leathers                                  4,561      4,726      4,868      5,030
Other Royalties                                            498        507        514        523
                                                        ---------  ---------  ---------  ---------
Total Other Revenues                                    15,716     16,288     16,790     17,356
OTHER EXPENDITURES
Magma G&A                                                1,969      2,028      2,089      2,152
Restructuring Expenses                                       0          0          0          0
Installment Obligations/Pollution Control Debt Service       0          0          0          0
Debt Service Reserve LC Fees                               400        400        400        200
                                                        ---------  ---------  ---------  ---------
Total Other Expenditures                                 2,369      2,428      2,489      2,352
Net Cash Available for SSFC Debt Service                48,042     47,955     46,103     47,690
Interim Debt Service                                         0          0          0          0
Project Debt Interest (Net)                              5,899      4,119      2,301        477
Project Debt Principal                                  22,775     23,555     23,179     12,305
                                                        ---------  ---------  ---------  ---------
Project Debt Service                                    28,674     27,674     25,480     12,782
Project Debt Coverage                                     1.68       1.73       1.81       1.87

                              2-10

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                AVOIDED COST AT 2.8CENTS/KWH FLAT SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOWS FROM PROJECTS
Salton Sea I&II                                          8,829     14,927     15,739     15,677
Salton Sea III                                          27,202     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,815      1,823        162        746
Del Ranch                                                5,958      6,861      7,930      9,110
Elmore                                                   5,190      6,121      7,220      8,401
Leathers                                                 3,737      3,092      4,119      5,261
Changes in AP/AR                                          (544)      (971)    (1,670)      (556)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,187     85,545     97,872    104,488
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                91,482    119,739    139,178    148,121
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.51       1.60       1.51       1.51
Average DCR               1.54
Minimum DCR               1.50
Maximum DCR               1.63






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999       2000       2001      2002
                                                        ---------  ---------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I&II                                         15,529      7,201      4,299     4,234
Salton Sea III                                          10,483     10,181      9,810     9,465
Salton Sea IV                                           27,364     28,095     27,844    29,512
Vulcan                                                     580        421        227        38
Del Ranch                                                 (309)      (387)     2,700       329
Elmore                                                  (1,051)    (1,144)     1,945      (449)
Leathers                                                 7,413       (414)      (547)    3,345
Changes in AP/AR                                         5,993      2,490        246      (148)
                                                        ---------  ---------  --------  --------
Total Cash From Projects                                66,002     46,444     46,523    46,327
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0          0          0         0
Royalties from Vulcan                                    1,202      1,250      1,301     1,353
Royalties from Del Ranch                                 3,760      3,821      3,859     3,911
Royalties from Elmore                                    3,751      3,811      3,849     3,901
Royalties from Leathers                                 16,079      3,873      3,911     3,963
Other Royalties                                            470        470        470       470
                                                        ---------  ---------  --------  --------
Total Other Revenues                                    25,263     13,226     13,389    13,597
OTHER EXPENDITURES
Magma G&A                                                1,554      1,601      1,649     1,698
Restructuring Expenses                                       0          0          0         0
Installment Obligations/Pollution Control Debt Service   1,429      1,337          0         0
Debt Service Reserve LC Fees                               400        400        400       400
                                                        ---------  ---------  --------  --------
Total Other Expenditures                                 3,384      3,337      2,049     2,098
Net Cash Available for SSFC Debt Service                87,881     56,333     57,863    57,825
Interim Debt Service                                         0          0          0         0
Project Debt Interest (Net)                             20,387     17,861     16,479    14,809
Project Debt Principal                                  37,887     16,693     21,250    22,431
                                                        ---------  ---------  --------  --------
Project Debt Service                                    58,274     34,554     37,729    37,240
Project Debt Coverages                                    1.51       1.63       1.53      1.55
Average DCR               1.54
Minimum DCR               1.50
Maximum DCR               1.63

                              2-11

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                AVOIDED COST AT 2.8CENTS/KWH FLAT SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2003      2004      2005       2006
                                                        --------  --------  ---------  ---------
CASH FLOWS FROM PROJECTS
Salton Sea I&II                                          4,166     4,118     4,026      3,954
Salton Sea III                                           9,106     8,767     8,355      7,963
Salton Sea IV                                           30,487    31,418    30,867     24,547
Vulcan                                                    (157)     (347)     (565)      (779)
Del Ranch                                                  135       (60)     (272)      (486)
Elmore                                                    (666)     (883)   (1,120)    (1,358)
Leathers                                                  (374)     (573)     (790)    (1,008)
Changes in AP/AR                                          (134)     (107)      (88)       902
                                                        --------  --------  ---------  ---------
Total Cash From Projects                                42,563    42,332    40,412     33,735
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0          0
Royalties from Vulcan                                    1,407     1,463     1,521      1,582
Royalties from Del Ranch                                 3,965     4,033     4,079      4,140
Royalties from Elmore                                    3,955     4,024     4,070      4,131
Royalties from Leathers                                  4,017     4,086     4,132      4,193
Other Royalties                                            470       470       470        470
                                                        --------  --------  ---------  ---------
Total Other Revenues                                    13,813    14,076    14,272     14,516
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856      1,912
Restructuring Expenses                                       0         0         0          0
Installment Obligations/Pollution Control Debt Service       0         0         0          0
Debt Service Reserve LC Fees                               400       400       400        400
                                                        --------  --------  ---------  ---------
Total Other Expenditures                                 2,149     2,202     2,256      2,312
Net Cash Available for SSFC Debt Service                54,226    54,206    52,428     45,938
Interim Debt Service                                         0         0         0          0
Project Debt Interest (Net)                             13,093    11,408     9,577      7,666
Project Debt Principal                                  21,298    23,072    25,278     22,804
                                                        --------  --------  ---------  ---------
Project Debt Service                                    34,391    34,479    34,855     30,469
Project Debt Coverages                                    1.58      1.57      1.50       1.51




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2007       2008       2009       2010
                                                        ---------  ---------  ---------  ---------
CASH FLOWS FROM PROJECTS
Salton Sea I&II                                          3,881      3,829      3,730      3,653
Salton Sea III                                           7,559      7,174      6,715      6,274
Salton Sea IV                                           23,982     23,632     21,702     23,099
Vulcan                                                  (1,000)    (1,217)    (1,462)    (1,704)
Del Ranch                                                 (706)      (927)    (1,166)    (1,408)
Elmore                                                  (1,603)    (1,849)    (2,116)    (2,385)
Leathers                                                (1,233)    (1,459)    (1,704)    (1,951)
Changes in AP/AR                                            16         13         92        (56)
                                                        ---------  ---------  ---------  ---------
Total Cash From Projects                                30,897     29,196     25,789     25,521
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0          0          0          0
Royalties from Vulcan                                    1,646      1,711      1,780      1,851
Royalties from Del Ranch                                 4,204      4,282      4,338      4,409
Royalties from Elmore                                    4,194      4,272      4,328      4,399
Royalties from Leathers                                  4,256      4,334      4,390      4,461
Other Royalties                                            470        470        470        470
                                                        ---------  ---------  ---------  ---------
Total Other Revenues                                    14,769     15,070     15,306     15,591
OTHER EXPENDITURES
Magma G&A                                                1,969      2,028      2,089      2,152
Restructuring Expenses                                       0          0          0          0
Installment Obligations/Pollution Control Debt Service       0          0          0          0
Debt Service Reserve LC Fees                               400        400        400        200
                                                        ---------  ---------  ---------  ---------
Total Other Expenditures                                 2,369      2,428      2,489      2,352
Net Cash Available for SSFC Debt Service                43,296     41,838     38,606     38,760
Interim Debt Service                                         0          0          0          0
Project Debt Interest (Net)                              5,899      4,119      2,301        477
Project Debt Principal                                  22,775     23,555     23,179     12,305
                                                        ---------  ---------  ---------  ---------
Project Debt Service                                    28,674     27,674     25,480     12,782
Project Debt Coverages                                    1.51       1.51       1.52       1.52

                              2-12

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
        GENERAL OPERATING AND MAINTENANCE COSTS 15% HIGHER SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                        8,829     14,927     15,739     15,677
Salton Sea III                                          27,202     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,664      1,885        328      1,034
Del Ranch                                                5,795      6,677      7,695      8,868
Elmore                                                   5,003      5,912      6,952      8,125
Leathers                                                 3,564      2,897      3,870      5,005
Changes in AP/AR                                          (544)      (998)    (1,687)      (571)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                62,512     84,991     97,269    103,987
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                90,807    119,186    138,575    147,621
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.50       1.59       1.50       1.50
Average DCR             1.86
Minimum DCR             1.50
Maximum DCR             2.42






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                       15,529     7,776     5,212     5,290
Salton Sea III                                          12,363    12,460    12,489    12,563
Salton Sea IV                                           27,364    28,129    27,897    29,573
Vulcan                                                     994       967       904       852
Del Ranch                                                  (40)      (14)    3,177       914
Elmore                                                    (810)     (800)    2,394       108
Leathers                                                 7,149       (52)      (81)    3,920
Changes in AP/AR                                         5,641     2,259       104      (271)
                                                        --------  --------  --------  --------
Total Cash From Projects                                68,189    50,724    52,094    52,949
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,184     4,337     4,464     4,611
Royalties from Elmore                                    4,173     4,325     4,452     4,598
Royalties from Leathers                                 16,079     4,385     4,511     4,657
Other Royalties                                            509       518       526       534
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                                1,554     1,601     1,649     1,698
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,384     3,337     2,049     2,098
Net Cash Available for SSFC Debt Service                90,953    62,201    65,298    66,604
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.56      1.80      1.73      1.79
Average DCR             1.86
Minimum DCR             1.50
Maximum DCR             2.42

                              2-13

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
        GENERAL OPERATING AND MAINTENANCE COSTS 15% HIGHER SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2003      2004      2005      2006
                                                        --------  --------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                        5,369     5,474     5,534     5,621
Salton Sea III                                          12,633    12,746    12,777    12,851
Salton Sea IV                                           30,556    31,497    30,954    26,351
Vulcan                                                     798       757       685       625
Del Ranch                                                  831       754       657       566
Elmore                                                       3       (98)     (218)     (333)
Leathers                                                   313       231       131        35
Changes in AP/AR                                          (261)     (241)     (220)      568
                                                        --------  --------  --------  --------
Total Cash From Projects                                50,242    51,120    50,300    46,284
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,407     1,463     1,521     1,582
Royalties from Del Ranch                                 4,763     4,937     5,082     5,250
Royalties from Elmore                                    4,750     4,923     5,068     5,236
Royalties from Leathers                                  4,808     4,981     5,125     5,292
Other Royalties                                            543       554       562       572
                                                        --------  --------  --------  --------
Total Other Revenues                                    16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856     1,912
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service                64,363    65,776    65,404    61,904
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             13,093    11,408     9,577     7,666
Project Debt Principal                                  21,298    23,072    25,278    22,804
                                                        --------  --------  --------  --------
Project Debt Service                                    34,391    34,479    34,855    30,469
Project Debt Coverages                                    1.87      1.91      1.88      2.03




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2007      2008      2009      2010
                                                        --------  --------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                        5,711     5,833     5,902     6,002
Salton Sea III                                          12,927    13,052    13,084    13,165
Salton Sea IV                                           25,965    25,806    24,060    25,652
Vulcan                                                     563       516       433       365
Del Ranch                                                  471       383       273       169
Elmore                                                    (453)     (567)     (703)     (835)
Leathers                                                   (64)     (157)     (272)     (381)
Changes in AP/AR                                          (146)     (158)      (75)     (233)
                                                        --------  --------  --------  --------
Total Cash From Projects                                44,976    44,706    42,701    43,904
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,646     1,711     1,780     1,851
Royalties from Del Ranch                                 5,423     5,621     5,787     5,979
Royalties from Elmore                                    5,409     5,606     5,772     5,963
Royalties from Leathers                                  5,464     5,661     5,827     6,017
Other Royalties                                            582       594       604       615
                                                        --------  --------  --------  --------
Total Other Revenues                                    18,524    19,194    19,769    20,424
OTHER EXPENDITURES
Magma G&A                                                1,969     2,028     2,089     2,152
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       200
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,369     2,428     2,489     2,352
Net Cash Available for SSFC Debt Service                61,131    61,472    59,982    61,977
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                              5,899     4,119     2,301       477
Project Debt Principal                                  22,775    23,555    23,179    12,305
                                                        --------  --------  --------  --------
Project Debt Service                                    28,674    27,674    25,480    12,782
Project Debt Coverages                                    2.13      2.22      2.35      2.42

                              2-14

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                 PH MODIFICATION COST REDUCTIONS SENSITIVITY

CASH FLOWS AVAILABLE FOR BOND PAYMENTS

                                                           1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                          8,829     14,427     14,739     14,647
Salton Sea III                                          27,202     39,383     38,522     38,178
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,815      2,056        547      1,259
Del Ranch                                                5,960      6,863      7,933      9,113
Elmore                                                   5,188      6,120      7,218      8,399
Leathers                                                 3,736      3,092      4,118      5,260
Changes in AP/AR                                          (544)      (998)    (1,687)      (571)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,187     84,751     96,239    102,926
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                91,482    118,945    137,545    146,560
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.51       1.59       1.49       1.49
Average DCR             1.83
Minimum DCR             1.49
Maximum DCR             2.37






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                         14,468     6,683     4,086     4,131
Salton Sea III                                          11,302    11,367    11,364    11,403
Salton Sea IV                                           27,364    28,129    27,897    29,573
Vulcan                                                   1,225     1,205     1,149     1,105
Del Ranch                                                  212       245     3,444     1,189
Elmore                                                    (528)     (509)    2,693       416
Leathers                                                 7,412       219       198     4,207
Changes in AP/AR                                         5,641     2,259       104      (271)
                                                        --------  --------  --------  --------
Total Cash From Projects                                67,096    49,598    50,935    51,755
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,184     4,337     4,464     4,611
Royalties from Elmore                                    4,173     4,325     4,452     4,598
Royalties from Leathers                                 16,079     4,385     4,511     4,657
Other Royalties                                            509       518       526       534
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                                1,554     1,601     1,649     1,698
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,384     3,337     2,049     2,098
Net Cash Available for SSFC Debt Service                89,860    61,076    64,139    65,410
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.54      1.77      1.70      1.76
Average DCR             1.83
Minimum DCR             1.49
Maximum DCR             2.37

                              2-15

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                 PH MODIFICATION COST REDUCTIONS SENSITIVITY

CASH FROM PROJECTS

                                                           2003      2004      2005      2006
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                          4,174     4,245     4,267     4,316
Salton Sea III                                          11,439    11,516    11,510    11,547
Salton Sea IV                                           30,556    31,497    30,954    26,351
Vulcan                                                   1,059     1,025       961       910
Del Ranch                                                1,115     1,046       958       876
Elmore                                                     320       229       119        14
Leathers                                                   609       536       445       358
Changes in AP/AR                                          (261)     (241)     (220)      568
                                                        --------  --------  --------  --------
Total Cash From Projects                                49,012    49,853    48,995    44,940
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,407     1,463     1,521     1,582
Royalties from Del Ranch                                 4,763     4,937     5,082     5,250
Royalties from elmore                                    4,750     4,923     5,068     5,236
Royalties from Leathers                                  4,808     4,981     5,125     5,292
Other Royalties                                            543       554       562       572
                                                        --------  --------  --------  --------
Total Other Revenues                                    16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856     1,912
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service                63,133    64,509    64,099    60,560
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             13,093    11,408     9,577     7,666
Project Debt Principal                                  21,298    23,072    25,278    22,804
                                                        --------  --------  --------  --------
Project Debt Service                                    34,391    34,479    34,855    30,469
Project Debt Coverages                                    1.84      1.87      1.84      1.99





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           2007      2008      2009      2010
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I&II                                          4,367     4,449     4,476     4,534
Salton Sea III                                          11,584    11,668    11,658    11,696
Salton Sea IV                                           25,965    25,806    24,060    25,652
Vulcan                                                     857       818       745       686
Del Ranch                                                  791       712       612       518
Elmore                                                     (95)     (199)     (324)     (444)
Leathers                                                   269       186        82       (17)
Changes in AP/AR                                          (146)     (158)      (75)     (233)
                                                        --------  --------  --------  --------
Total Cash From Projects                                43,592    43,280    41,233    42,391
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,646     1,711     1,780     1,851
Royalties from Del Ranch                                 5,423     5,621     5,787     5,979
Royalties from elmore                                    5,409     5,606     5,772     5,963
Royalties from Leathers                                  5,464     5,661     5,827     6,017
Other Royalties                                            582       594       604       615
                                                        --------  --------  --------  --------
Total Other Revenues                                    18,524    19,194    19,769    20,424
OTHER EXPENDITURES
Magma G&A                                                1,969     2,028     2,089     2,152
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       200
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,369     2,428     2,489     2,352
Net Cash Available for SSFC Debt Service                59,747    60,046    58,513    60,464
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                              5,899     4,119     2,301       477
Project Debt Principal                                  22,775    23,555    23,179    12,305
                                                        --------  --------  --------  --------
Project Debt Service                                    28,674    27,674    25,480    12,782
Project Debt Coverages                                    2.08      2.17      2.30      2.37

                              2-16

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                           G&A EXPENSES SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   1995      1996       1997       1998
                                                       --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       8,829     14,927     15,739     15,677
Salton Sea III                                         27,202     39,883     39,522     39,208
Salton Sea IV                                               0     13,809     24,850     26,640
Vulcan                                                 12,815      2,056        547      1,259
Del Ranch                                               5,960      6,863      7,933      9,113
Elmore                                                  5,188      6,120      7,218      8,399
Leathers                                                3,736      3,092      4,118      5,260
Changes in AP/AR                                         (544)      (998)    (1,687)      (571)
                                                       --------  ---------  ---------  ---------
Total Cash From Projects                               63,187     85,751     98,239    104,986
OTHER REVENUE CASH FLOWS
Monofill Revenue                                        1,000      1,000      1,000          0
Royalties from Vulcan                                   1,194      1,069      1,112      1,156
Royalties from Del Ranch                               12,311     13,181     14,134     15,147
Royalties from Elmore                                  12,266     13,134     14,083     15,093
Royalties from Leathers                                12,263     13,126     14,071     15,074
Other Royalties                                         1,229      1,299      1,381      1,465
                                                       --------  ---------  ---------  ---------
Total Other Revenues                                   40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                               5,000      5,150      5,304      5,464
Restructuring Expenses                                  8,600      5,000          0          0
Installment Obligations/Pollution Control Debt
 Service                                                1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                              200        400        400        400
                                                       --------  ---------  ---------  ---------
Total Other Expenditures                               15,587     12,342      8,314      8,255
Net Cash Available for SSFC Debt Service               87,863    116,218    135,706    144,665
Interim Debt Service                                   22,302          0          0          0
Project Debt Interest (Net)                            14,831     30,574     30,381     25,363
Project Debt Principal                                 23,335     44,158     62,002     72,981
                                                       --------  ---------  ---------  ---------
Project Debt Service                                   60,468     74,732     92,382     98,343
Project Debt Coverages                                   1.45       1.56       1.47       1.47
Average DCR             1.77
Minimum DCR             1.45
Maximum DCR             2.26






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   1999      2000      2001      2002
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                      15,529     7,776     5,212     5,290
Salton Sea III                                         12,363    12,460    12,489    12,563
Salton Sea IV                                          27,364    28,129    27,897    29,573
Vulcan                                                  1,225     1,205     1,149     1,105
Del Ranch                                                 212       245     3,444     1,189
Elmore                                                   (528)     (509)    2,693       416
Leathers                                                7,412       219       198     4,207
Changes in AP/AR                                        5,641     2,259       104      (271)
                                                       --------  --------  --------  --------
Total Cash From Projects                               69,218    51,784    53,186    54,073
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,202     1,250     1,301     1,353
Royalties from Del Ranch                                4,184     4,337     4,464     4,611
Royalties from Elmore                                   4,173     4,325     4,452     4,598
Royalties from Leathers                                16,079     4,385     4,511     4,657
Other Royalties                                           509       518       526       534
                                                       --------  --------  --------  --------
Total Other Revenues                                   26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                               5,628     5,796     5,970     6,149
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                1,429     1,337         0         0
Debt Service Reserve LC Fees                              400       400       400       400
                                                       --------  --------  --------  --------
Total Other Expenditures                                7,457     7,533     6,370     6,549
Net Cash Available for SSFC Debt Service               87,909    59,066    62,069    63,277
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                            20,387    17,861    16,479    14,809
Project Debt Principal                                 37,887    16,693    21,250    22,431
                                                       --------  --------  --------  --------
Project Debt Service                                   58,274    34,554    37,729    37,240
Project Debt Coverages                                   1.51      1.71      1.65      1.70
Average DCR             1.77
Minimum DCR             1.45
Maximum DCR             2.26

                              2-17

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                           G&A EXPENSES SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2003      2004      2005      2006
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       5,369     5,474     5,534     5,621
Salton Sea III                                         12,633    12,746    12,777    12,851
Salton Sea IV                                          30,556    31,497    30,954    26,351
Vulcan                                                  1,059     1,025       961       910
Del Ranch                                               1,115     1,046       958       876
Elmore                                                    320       229       119        14
Leathers                                                  609       536       445       358
Changes in AP/AR                                         (261)     (241)     (220)      568
                                                       --------  --------  --------  --------
Total Cash From Projects                               51,400    52,313    51,529    47,550
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,407     1,463     1,521     1,582
Royalties from Del Ranch                                4,763     4,937     5,082     5,250
Royalties from Elmore                                   4,750     4,923     5,068     5,236
Royalties from Leathers                                 4,808     4,981     5,125     5,292
Other Royalties                                           543       554       562       572
                                                       --------  --------  --------  --------
Total Other Revenues                                   16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                               6,334     6,524     6,719     6,921
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0         0
Debt Service Reserve LC Fees                              400       400       400       400
                                                       --------  --------  --------  --------
Total Other Expenditures                                6,734     6,924     7,119     7,321
Net Cash Available for SSFC Debt Service               60,937    62,247    61,769    58,160
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                            13,093    11,408     9,577     7,666
Project Debt Principal                                 21,298    23,072    25,278    22,804
                                                       --------  --------  --------  --------
Project Debt Service                                   34,391    34,479    34,855    30,469
Project Debt Coverages                                   1.77      1.81      1.77      1.91




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2007      2008      2009      2010
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       5,711     5,833     5,902     6,002
Salton Sea III                                         12,927    13,052    13,084    13,165
Salton Sea IV                                          25,965    25,806    24,060    25,652
Vulcan                                                    857       818       745       686
Del Ranch                                                 791       712       612       518
Elmore                                                    (95)     (199)     (324)     (444)
Leathers                                                  269       186        82       (17)
Changes in AP/AR                                         (146)     (158)      (75)     (233)
                                                       --------  --------  --------  --------
Total Cash From Projects                               46,280    46,049    44,084    45,328
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,646     1,711     1,780     1,851
Royalties from Del Ranch                                5,423     5,621     5,787     5,979
Royalties from Elmore                                   5,409     5,606     5,772     5,963
Royalties from Leathers                                 5,464     5,661     5,827     6,017
Other Royalties                                           582       594       604       615
                                                       --------  --------  --------  --------
Total Other Revenues                                   18,524    19,194    19,769    20,424
OTHER EXPENDITURES
Magma G&A                                               7,129     7,343     7,563     7,790
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0         0
Debt Service Reserve LC Fees                              400       400       400       200
                                                       --------  --------  --------  --------
Total Other Expenditures                                7,529     7,743     7,963     7,990
Net Cash Available for SSFC Debt Service               57,275    57,500    55,891    57,763
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                             5,899     4,119     2,301       477
Project Debt Principal                                 22,775    23,555    23,179    12,305
                                                       --------  --------  --------  --------
Project Debt Service                                   28,674    27,674    25,480    12,782
Project Debt Coverages                                   2.00      2.08      2.19      2.26

                              2-18

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                     COST ESCALATION AT 4.0% SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        8,824     14,836     15,556     15,417
Salton Sea III                                          27,197     39,764     39,281     38,858
Salton Sea IV                                                0     13,809     24,832     26,610
Vulcan                                                  12,822      2,007        440      1,260
Del Ranch                                                5,948      6,782      7,780      8,898
Elmore                                                   5,176      6,032      7,049      8,161
Leathers                                                 3,724      3,009      3,960      5,040
Changes in AP/AR                                          (544)      (998)    (1,687)      (571)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                63,147     85,243     97,212    103,672
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,436      1,494      1,553
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,628      4,503      4,345
Net Cash Available for SSFC Debt Service                91,442    119,423    138,489    147,262
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,138     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.51       1.60       1.50       1.50
Average DCR             1.78
Minimum DCR             1.50
Maximum DCR             2.16




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       15,185     7,343     4,685     4,663
Salton Sea III                                          11,894    11,866    11,762    11,693
Salton Sea IV                                           27,320    28,070    27,823    29,484
Vulcan                                                   1,176     1,103       991       885
Del Ranch                                                  165       145     3,287       973
Elmore                                                    (573)     (614)    2,525       179
Leathers                                                 7,364       117        38     3,985
Changes in AP/AR                                         5,641     2,259       104      (271)
                                                        --------  --------  --------  --------
Total Cash From Projects                                68,173    50,290    51,214    51,591
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,184     4,337     4,464     4,611
Royalties from Elmore                                    4,173     4,325     4,452     4,598
Royalties from Leathers                                 16,079     4,385     4,511     4,657
Other Royalties                                            509       518       526       534
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                                1,616     1,680     1,747     1,817
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,445     3,417     2,147     2,217
Net Cash Available for SSFC Debt Service                90,876    61,689    64,319    65,127
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.56      1.79      1.70      1.75
Average DCR             1.78
Minimum DCR             1.50
Maximum DCR             2.16

                              2-19

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                     COST ESCALATION AT 4.0% SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2003      2004      2005      2006
                                                       --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       4,634     4,626     4,564     4,523
Salton Sea III                                         11,611    11,564    11,424    11,317
Salton Sea IV                                          30,450    31,372    30,810    26,186
Vulcan                                                    774       672       534       405
Del Ranch                                                 834       696       535       375
Elmore                                                     11      (158)     (350)     (544)
Leathers                                                  320       177        11      (156)
Changes in AP/AR                                         (261)     (241)     (220)      568
                                                       --------  --------  --------  --------
Total Cash From Projects                               48,374    48,708    47,308    42,675
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0         0
Royalties from Vulcan                                   1,407     1,463     1,521     1,582
Royalties from Del Ranch                                4,763     4,937     5,082     5,250
Royalties from Elmore                                   4,750     4,923     5,068     5,236
Royalties from Leathers                                 4,808     4,981     5,125     5,292
Other Royalties                                           543       554       562       572
                                                       --------  --------  --------  --------
Total Other Revenues                                   16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                               1,890     1,966     2,044     2,126
Restructuring Expenses                                      0         0         0         0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0         0
Debt Service Reserve LC Fees                              400       400       400       400
                                                       --------  --------  --------  --------
Total Other Expenditures                                2,290     2,366     2,444     2,526
Net Cash Available for SSFC Debt Service               62,354    63,200    62,224    58,081
Interim Debt Service                                        0         0         0         0
Project Debt Interest (Net)                            13,093    11,408     9,577     7,666
Project Debt Principal                                 21,298    23,072    25,278    22,804
                                                       --------  --------  --------  --------
Project Debt Service                                   34,391    34,479    34,855    30,469
Project Debt Coverages                                   1.81      1.83      1.79      1.91





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                   2007      2008      2009       2010
                                                       --------  --------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       4,477     4,455     4,371      4,309
Salton Sea III                                         11,200    11,120    10,936     10,788
Salton Sea IV                                          25,778    25,595    23,825     25,391
Vulcan                                                    268       141       (26)      (185)
Del Ranch                                                 207        40      (154)      (347)
Elmore                                                   (746)     (949)   (1,180)    (1,412)
Leathers                                                 (330)     (503)     (704)      (904)
Changes in AP/AR                                         (146)     (158)      (75)      (233)
                                                       --------  --------  ---------  ---------
Total Cash From Projects                               40,710    39,741    36,993     37,407
OTHER REVENUE CASH FLOWS
Monofill Revenue                                            0         0         0          0
Royalties from Vulcan                                   1,646     1,711     1,780      1,851
Royalties from Del Ranch                                5,423     5,621     5,787      5,979
Royalties from Elmore                                   5,409     5,606     5,772      5,963
Royalties from Leathers                                 5,464     5,661     5,827      6,017
Other Royalties                                           582       594       604        615
                                                       --------  --------  ---------  ---------
Total Other Revenues                                   18,524    19,194    19,769     20,424
OTHER EXPENDITURES
Magma G&A                                               2,211     2,299     2,391      2,487
Restructuring Expenses                                      0         0         0          0
Installment Obligations/Pollution Control Debt
 Service                                                    0         0         0          0
Debt Service Reserve LC Fees                              400       400       400        200
                                                       --------  --------  ---------  ---------
Total Other Expenditures                                2,611     2,699     2,791      2,687
Net Cash Available for SSFC Debt Service               56,622    56,235    53,971     55,144
Interim Debt Service                                        0         0         0          0
Project Debt Interest (Net)                             5,899     4,119     2,301        477
Project Debt Principal                                 22,775    23,555    23,179     12,305
                                                       --------  --------  ---------  ---------
Project Debt Service                                   28,674    27,674    25,480     12,782
Project Debt Coverages                                   1.97      2.03      2.12       2.16

                              2-20

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                            LIBOR 8.0% SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1995      1996       1997       1998
                                                        --------  ---------  ---------  ---------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                        8,657     14,927     15,739     15,677
Salton Sea III                                          26,802     39,883     39,522     39,208
Salton Sea IV                                                0     13,809     24,850     26,640
Vulcan                                                  12,815      2,056        547      1,259
Del Ranch                                                5,791      6,726      7,831      9,045
Elmore                                                   5,011      5,977      7,111      8,328
Leathers                                                 3,429      2,824      3,908      5,113
Changes in AP/AR                                          (544)      (998)    (1,687)      (571)
                                                        --------  ---------  ---------  ---------
Total Cash From Projects                                61,962     85,204     97,821    104,701
OTHER REVENUE CASH FLOWS
Monofill Revenue                                         1,000      1,000      1,000          0
Royalties from Vulcan                                    1,194      1,069      1,112      1,156
Royalties from Del Ranch                                12,311     13,181     14,134     15,147
Royalties from Elmore                                   12,266     13,134     14,083     15,093
Royalties from Leathers                                 12,263     13,126     14,071     15,074
Other Royalties                                          1,229      1,299      1,381      1,465
                                                        --------  ---------  ---------  ---------
Total Other Revenues                                    40,263     42,808     45,780     47,935
OTHER EXPENDITURES
Magma G&A                                                1,381      1,422      1,465      1,509
Restructuring Expenses                                   8,600      5,000          0          0
Installment Obligations/Pollution Control Debt Service   1,787      1,792      2,610      2,392
Debt Service Reserve LC Fees                               200        400        400        400
                                                        --------  ---------  ---------  ---------
Total Other Expenditures                                11,968      8,614      4,475      4,301
Net Cash Available for SSFC Debt Service                90,257    119,398    139,126    148,335
Interim Debt Service                                    22,302          0          0          0
Project Debt Interest (Net)                             14,831     30,574     30,381     25,363
Project Debt Principal                                  23,335     44,158     62,002     72,981
                                                        --------  ---------  ---------  ---------
Project Debt Service                                    60,468     74,732     92,382     98,343
Project Debt Coverages                                    1.49       1.60       1.51       1.51
Average DCR             1.89
Minimum DCR             1.49
Maximum DCR             2.48




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    1999      2000      2001      2002
                                                        --------  --------  --------  --------
CASH FLOW FROM PROJECTS
Salton Sea I & II                                       15,529     7,776     5,212     5,290
Salton Sea III                                          12,363    12,460    12,489    12,563
Salton Sea IV                                           27,364    28,129    27,897    29,573
Vulcan                                                   1,225     1,205     1,149     1,105
Del Ranch                                                  179       223     3,433     1,189
Elmore                                                    (562)     (532)    2,681       416
Leathers                                                 7,328       199       184     4,200
Changes in AP/AR                                         5,641     2,259       104      (271)
                                                        --------  --------  --------  --------
Total Cash From Projects                                69,066    51,718    53,149    54,066
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,202     1,250     1,301     1,353
Royalties from Del Ranch                                 4,184     4,337     4,464     4,611
Royalties from Elmore                                    4,173     4,325     4,452     4,598
Royalties from Leathers                                 16,079     4,385     4,511     4,657
Other Royalties                                            509       518       526       534
                                                        --------  --------  --------  --------
Total Other Revenues                                    26,148    14,815    15,253    15,753
OTHER EXPENDITURES
Magma G&A                                                1,554     1,601     1,649     1,698
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service   1,429     1,337         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 3,384     3,337     2,049     2,098
Net Cash Available for SSFC Debt Service                91,830    63,195    66,353    67,721
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             20,387    17,861    16,479    14,809
Project Debt Principal                                  37,887    16,693    21,250    22,431
                                                        --------  --------  --------  --------
Project Debt Service                                    58,274    34,554    37,729    37,240
Project Debt Coverages                                    1.58      1.83      1.76      1.82
Average DCR              1.89
Minimum DCR              1.49
Maximum DCR              2.48

                              2-21

                        SALTON SEA FUNDING CORPORATION
                               S&W PROJECTIONS
                            LIBOR 8.0% SENSITIVITY

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2003      2004      2005      2006
                                                        --------  --------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                        5,369     5,474     5,534     5,621
Salton Sea III                                          12,633    12,746    12,777    12,851
Salton Sea IV                                           30,556    31,497    30,954    26,351
Vulcan                                                   1,059     1,025       961       910
Del Ranch                                                1,115     1,046       958       876
Elmore                                                     320       229       119        14
Leathers                                                   609       536       445       358
Changes in AP/AR                                          (261)     (241)     (220)      568
                                                        --------  --------  --------  --------
Total Cash From Projects                                51,400    52,313    51,529    47,550
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,407     1,463     1,521     1,582
Royalties from Del Ranch                                 4,763     4,937     5,082     5,250
Royalties from Elmore                                    4,750     4,923     5,068     5,236
Royalties from Leathers                                  4,808     4,981     5,125     5,292
Other Royalties                                            543       554       562       572
                                                        --------  --------  --------  --------
Total Other Revenues                                    16,271    16,857    17,359    17,932
OTHER EXPENDITURES
Magma G&A                                                1,749     1,802     1,856     1,912
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       400
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,149     2,202     2,256     2,312
Net Cash Available for SSFC Debt Service                65,521    66,969    66,632    63,170
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                             13,093    11,408     9,577     7,666
Project Debt Principal                                  21,298    23,072    25,278    22,804
                                                        --------  --------  --------  --------
Project Debt Service                                    34,391    34,479    34,855    30,469
Project Debt Coverages                                    1.91      1.94      1.91      2.07




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 CASH FLOWS AVAILABLE FOR BOND PAYMENTS                    2007      2008      2009      2010
                                                        --------  --------  --------  --------
CASH FLOWS FROM PROJECTS
Salton Sea I & II                                        5,711     5,833     5,902     6,002
Salton Sea III                                          12,927    13,052    13,084    13,165
Salton Sea IV                                           25,965    25,806    24,060    25,652
Vulcan                                                     857       818       745       686
Del Ranch                                                  791       712       612       518
Elmore                                                     (95)     (199)     (324)     (444)
Leathers                                                   269       186        82       (17)
Changes in AP/AR                                          (146)     (158)      (75)     (233)
                                                        --------  --------  --------  --------
Total Cash From Projects                                46,280    46,049    44,084    45,328
OTHER REVENUE CASH FLOWS
Monofill Revenue                                             0         0         0         0
Royalties from Vulcan                                    1,646     1,711     1,780     1,851
Royalties from Del Ranch                                 5,423     5,621     5,787     5,979
Royalties from Elmore                                    5,409     5,606     5,772     5,963
Royalties from Leathers                                  5,464     5,661     5,827     6,017
Other Royalties                                            582       594       604       615
                                                        --------  --------  --------  --------
Total Other Revenues                                    18,524    19,194    19,769    20,424
OTHER EXPENDITURES
Magma G&A                                                1,969     2,028     2,089     2,152
Restructuring Expenses                                       0         0         0         0
Installment Obligations/Pollution Control Debt Service       0         0         0         0
Debt Service Reserve LC Fees                               400       400       400       200
                                                        --------  --------  --------  --------
Total Other Expenditures                                 2,369     2,428     2,489     2,352
Net Cash Available for SSFC Debt Service                62,435    62,815    61,365    63,401
Interim Debt Service                                         0         0         0         0
Project Debt Interest (Net)                              5,899     4,119     2,301       477
Project Debt Principal                                  22,775    23,555    23,179    12,305
                                                        --------  --------  --------  --------
Project Debt Service                                    28,674    27,674    25,480    12,782
Project Debt Coverages                                    2.18      2.27      2.41      2.48

                              2-22